VAN ECK GLOBAL
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                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2001

                               [GRAPHIC OMITTED]

VAN ECK FUNDS

    ASIA DYNASTY FUND

          EMERGING MARKETS VISION FUND

                 GLOBAL HARD ASSETS FUND

                         GLOBAL LEADERS FUND

                                 INTERNATIONAL INVESTORS GOLD FUND

                                        U.S. GOVERNMENT MONEY FUND





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                          GLOBAL INVESTMENTS SINCE 1955

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

                                ASIA DYNASTY FUND
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Dear Shareholder:

Asian markets turned in relatively good performance for the first six months of 2001, outperforming the major U.S. indices. However, positive returns have proven elusive as fears of recession in the world economy have weighed on global equity markets. In this environment, the Van Eck Asia Dynasty Fund declined 6.17% in the first half of the year compared with the MSCI Far East Free ex-Japan Index,* which declined 5.89%.

We have a positive outlook for the Asian markets overall and expect them to continue their outperformance of developed markets. However, for serious and sustained positive returns we believe that the re-emergence of decent global growth will be required. Toward the end of the second quarter, some signs have started to appear that give grounds for optimism in this regard.

Central banks around the world are easing liquidity fairly aggressively and governments are engaging in counter-cyclical fiscal stimulus. This will eventually stimulate a recovery in developed economies. It is important to realize that the cathartic effect of the so-called "Asian crisis" of 1997-1998 has made most Asian economies far less vulnerable to systemic risk. In general, the domestic sector in most countries has held up quite well, although exports have been weak. There is clearly a great deal of liquidity in most economies, which should fuel a rally in equity markets once recession fears abate. Asian markets tend to perform particularly well when global growth expectations turn from pessimism to optimism. Investors' risk appetite increases in this environment, which also helps relatively riskier assets such as the Asian markets. In addition, any rebound in technology spending should benefit exporters of computer hardware and software in India, Taiwan and Korea. Asia valuations are low in relation to more developed markets, relative to their own history, and relative to domestic interest rates, which gives further confidence of a strong rally once sentiment improves.

We believe that the U.S. economy is at or near the bottom of the cycle, and expect a gradual recovery over the next twelve months. Europe and Japan appear to be lagging somewhat, but continuing monetary easing should ensure that 2002 will be a year of economic recovery.

Asian stocks are underowned and unloved at the moment. Cheap valuations and increasing global liquidity conditions are generally a fairly potent combination. However, with a background of constant negative revisions to both earnings and economic growth in developed markets, it will be difficult for emerging markets to perform strongly. When growth expectations turn--which we are seeing tentative signs of at the moment--and risk aversion abates, emerging markets ought to provide not only the good relative performance seen in the first half, but also good absolute returns.

Exogenous factors will probably still dominate the performance of Asian markets in the near-term. Underlying this, the news flow at the domestic and corporate level is still overwhelmingly positive. With less uncertainty and less volatility in the major global markets, Asia markets should perform well.

REVIEW

The best performing Asian markets for the first half were those of GREATER CHINA (CHINA `B', +156%; TAIWAN, -1.0%; and HONG KONG, -13.6%)+ and SOUTH KOREA (+15%), which were less affected by the U.S. economic slowdown, and whose economies are less technology oriented. In contrast, the Southeast Asian countries generally suffered from a lack of interest. One exception to this was Thailand, which gained 15% after the election of a more stable government.

CHINA is responding well to monetary stimulus and exports are holding up well despite slowing global growth. Chinese consumers appear to be spending again, as the savage deflation that has been a feature of the Chinese economy is lifting. It appears as though the Chinese economy may be in the best shape it has been in since the early nineties. HONG KONG is showing a more mixed picture. It is still suffering from weak exports, but is a beneficiary of U.S. interest rate cuts and the spillover of liquidity from the mainland. Our total exposure to Hong Kong/China (47.7% of the Fund's net assets as of June 30) is nearly twice the benchmark weighting, as we feel strongly that these markets will do well in the second half of the year.

                                ASIA DYNASTY FUND
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The TAIWANESE market (15.0% of assets) performed well over the first quarter, but gave back those gains in the second. We were underweight through the first half, but less so in the second quarter, which contributed negatively to returns. Fear of slackening demand for electronics goods as the U.S. economy slowed down was the major reason. Elections at the end of the second quarter saw the incumbent party's candidate defeated, paving the way for some progress in stalled cross-straits negotiations. The technology sector did not really participate in the rally that many U.S. technology stocks experienced in June, but we hope that there will be an element of "catch-up" in the next few months. Over the longer run, while we appreciate the continuing strength of the outsourcing theme, we are concerned that China is increasingly the destination of choice for new investment.

The Fund has avoided MALAYSIA (-13% year to date) since the economy is suffering from a pegged exchange rate that is starting to look uncompetitive. However, interest rates should remain at subdued levels, providing valuation support for equities. On the negative side, most international money managers are skeptical of the corporate reform efforts, and remain underweight.

INDIA'S (16.5% of assets) economy has performed relatively well so far this year, though the market is down 14%. The agricultural sector has benefited from a good monsoon (i.e., there has been sufficient rain). Privatization efforts by the government are still frustratingly slow, but at least some progress has been made. There has been a series of equity market-specific setbacks, including some stock manipulation scandals and a change to the settlement system, which have not helped. Unfortunately, many software stocks were especially hard hit. The issue for the software stocks is essentially a valuation one, as their business outlook remains very attractive.

The SOUTH KOREAN market (8.7% of assets) performed well in the second quarter after struggling in the first. The domestic economy began to show signs of bottoming, with retail sales rising. The yen stabilized, which gave support to the Korean won. Domestic pension funds, which had built heavy cash positions in the first quarter, began to accumulate equities and foreign investors stopped selling. In our opinion, valuations are still attractive and we expect the market to continue to rally, particularly when economic newsflow from the U.S. improves.

SINGAPORE'S (3.2% of assets) market has been disappointing (falling 15% year to date) and we remain underweight. The economy is on fairly sound footing, although suffering at the moment from weaker exports. The real problem is more at a corporate level. There are too many cash rich, apparently unambitious companies that are not utilizing the strength of their balance sheets to position themselves for an economic upturn.

THAILAND (1.1% of assets) has been both a source of concern and of optimism in the first half of this year. The new Prime Minister appears to have generated some momentum in tackling such problems as the banking sector. At the same time, his corruption trial highlights the venality of the Thai political system.

Political strife dominated the first half of the year in the PHILIPPINES (0.01% of assets), driving the market down 10%. However, the new president, Gloria Arroyo, is perceived to be a vast improvement over ousted President Estrada. Exports from the Philippines are particularly targeted toward the United States, and have suffered commensurately. In addition, the Philippines market is the one Asian market that does not appear to be cheaply valued. We are likely to continue to ignore this market.

INDONESIA (0.7% of assets) is still in a political hiatus and the market fell some 11% in the first half. The president, Gus Dur, is becoming increasingly beleaguered, but the obvious replacement candidate, Vice President Megawati, is still reticent about taking on the job. In this environment, effective economic decision making is severely hampered, and investor interest will remain marginal.

                                ASIA DYNASTY FUND
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We would like to thank you for your participation in the Van Eck Asia Dynasty
Fund, and we look forward to working with you in the future.


[PHOTO OMITTED]               [PHOTO OMITTED]

/s/ DAVID A. SEMPLE           /s/ DAVID M. HULME
-------------------           ------------------
DAVID A. SEMPLE               DAVID M. HULME
CO-PORTFOLIO MANAGER          CO-PORTFOLIO MANAGER


July 6, 2001

--------------
* The Morgan Stanley Capital International (MSCI) Far East Free ex-Japan Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

  The MSCI Far East Free ex-Japan Index is a market capitalization-weighted index that captures the largest 60% of the publicly traded securities in each industry for approximately ten Asian markets (excluding Japan); "free" indicates that the Index includes only shares available for purchase by foreign (e.g., U.S.) investors.

+ All individual country returns are for country-specific stock markets in U.S.
  dollar terms; for example, the Hong Kong market is measured by the Hang Seng Index.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/01
--------------------------------------------------------------------------------
AVERAGE ANNUAL                  AFTER MAXIMUM      BEFORE SALES
TOTAL RETURN                    SALES CHARGE*      CHARGE
--------------------------------------------------------------------------------
A shares--Life (since 3/22/93)     (0.17)%           0.56%
--------------------------------------------------------------------------------
5 year                             (6.94)%          (5.84)%
--------------------------------------------------------------------------------
1 year                            (42.67)%         (39.17)%
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B shares--Life (since 9/1/93)      (2.29)%          (2.29)%
--------------------------------------------------------------------------------
5 year                             (6.82)%          (6.57)%
--------------------------------------------------------------------------------
1 year                            (42.23)%         (39.49)%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

At certain times in the past, the Adviser waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A shares: maximum sales charge = 5.75%
  B shares: maximum contingent deferred sales charge = 5.00%


                              GEOGRAPHICAL HOLDINGS
                               AS OF JUNE 30, 2001

[Data below represents pie chart in printed piece]

Singapore                                3.2%
South Korea                              8.7%
China/Hong Kong                         47.7%
Cash/Equavalents                         7.1%
Other                                    1.8%
Taiwan                                  15.0%
India                                   16.5%

                                ASIA DYNASTY FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2001*
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INFOSYS TECHNOLOGIES LTD.
(INDIA, 5.0%)
Infosys Technologies provides IT consulting and software services, including e-business, program management and supply chain solutions. The group's services include application development, product co-development, and system implementation and engineering. Infosys targets businesses specializing in the insurance, banking, telecommunications and manufacturing sectors.

CHINA UNICOM LTD.
(HONG KONG, 4.9%)
China Unicom provides telecommunications services in the People's Republic of China. The company's services include cellular, paging, long distance, data, and Internet services. China Unicom operates an advanced telecommunications network system based on a fiberoptic transmission and core-switching network. It is the second-largest provider in the largest cellular market in the world.

LI & FUNG LTD.
(HONG KONG, 4.3%)
Li & Fung, through its subsidiaries, operates an export trading business. The company sources and exports a wide range of garments and household items for a broad range of clients.

CONVENIENCE RETAIL ASIA LTD.
(HONG KONG, 4.1%)
Convenience Retail Asia operates convenience store chains in Hong Kong under the Circle K brand. It will soon be expanding its network into China.

HUTCHISON WHAMPOA LTD.
(HONG KONG, 4.1%)
Hutchison Whampoa, through its subsidiaries, operates five core businesses including ports and related services, telecommunications and e-commerce, property and hotels, retail and manufacturing, energy, infrastructure, finance and investments.

SATYAM COMPUTER SERVICES LTD.
(INDIA, 4.0%)
Satyam provides IT consulting and software services. The group's services include application development, product co-development, and system implementation and engineering.

HCL TECHNOLOGIES LTD.
(INDIA, 3.9%)
HCL provides software development and related engineering services across many technologies, including Internet, e-commerce and networking. HCL has been growing very fast and has recently announced several new client wins.

ASM PACIFIC TECHNOLOGY LTD.
(HONG KONG, 3.9%)
ASM Pacific, through its subsidiaries, designs, manufactures and markets machines, tools and materials used in the semiconductor industry.

ASIA SATELLITE TELECOMMUNICATIONS HOLDINGS LTD.
(HONG KONG, 3.8%)
Asia Satellite, through its subsidiaries, owns and operates satellites for commercial services primarily to the broadcasting and telecommunications industries. The company's satellite capacity is used for video, high speed Internet, broadband multimedia, and direct to home (DTH) services.

CHEUNG KONG (HOLDINGS) LTD.
(HONG KONG, 3.4%)
Cheung Kong, through its subsidiaries, develops and invests in real estate. Cheung Kong is the parent company of Hutchison Whampoa (see above).

---------------
*Portfolio is subject to change.

                          EMERGING MARKETS VISION FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Emerging Markets Vision Fund had a total return of 10.90% for the first six months of the year, substantially outperforming both the S&P 500 Index,* which declined 6.70%, and the MSCI Emerging Markets Free Index,** which lost 1.78% for the same period. Emerging markets in general turned in relatively good performance for the first six months of 2001, outperforming the major U.S. indices. However, positive returns proved elusive for most of these stock markets as fears of recession in the world economy weighed on global equity markets. The Fund's strong performance was primarily due to a significant weighting in Russia (which was one of the strongest markets in the first half), low exposure to India, Taiwan, Brazil and South Africa, and a relatively high, defensive cash position.

We have a positive outlook for the emerging markets overall and expect them to continue their outperformance of developed markets over the next several months. However, for serious and sustained positive returns, we believe that the re-emergence of decent global growth will be required. Toward the end of the second quarter, some signs have started to appear that give grounds for optimism on this score.

Central banks around the world are easing liquidity fairly aggressively and governments are engaging in counter-cyclical fiscal stimulus. This should eventually stimulate a recovery in developed economies. Most emerging market economies have held up very well under the strain, with the notable exceptions of Argentina and Turkey. It is important to realize that the cathartic effect of the so-called "Asian crisis" of 1997-1998 has made most emerging market economies far less vulnerable to systemic risk. In general, the domestic sector in most countries has held up quite well, although exports generally have been weak. There is clearly a great deal of liquidity in most economies, which should fuel a rally in equity markets once recession fears abate.

We believe that the U.S. economy is at or near the bottom of the cycle, and expect a gradual recovery over the next twelve months. Europe and Japan appear to be lagging somewhat, but continuing monetary easing should ensure that 2002 will be a year of economic recovery. Emerging markets tend to perform particularly well when global growth expectations improve as demand increases for the basic commodities such as oil, gas, pulp, metals and agricultural products produced in many emerging markets. Risk appetite also tends to increase in this environment.

Emerging market valuations are low in relation to more developed markets and relative to their own history, which gives further confidence of a strong rally once sentiment improves. Emerging market stocks are underowned and unloved at the moment, representing a small fraction of most global portfolios, despite the fact that much of the growth in the next century will probably be found in emerging markets. Cheap valuations and increasing global liquidity conditions are generally a fairly potent and persuasive combination supporting investments in emerging markets. However, with a background of constant negative revisions to both earnings and economic growth in developed markets, it will be difficult for emerging markets to perform strongly. When growth expectations turn and risk aversion abates, emerging markets ought to provide not only the good relative performance seen in the first half, but also good absolute returns.

REVIEW

Emerging markets outperformed developed markets in the first half of 2001 despite an unfriendly global growth environment. The first half of 2001 has seen coordinated easing in monetary conditions, which led to a positive re-rating in some emerging markets. High oil prices have benefited countries such as Mexico and Russia. Though most emerging economies are much stronger than they were previously, debt dynamics in Argentina and Turkey have given cause for concern and many Asian markets have struggled in the face of falling demand for information technology products.

In terms of country weightings, we continued to favor Asia at the expense of Latin America, emerging Europe and Africa throughout the first

                          EMERGING MARKETS VISION FUND
--------------------------------------------------------------------------------

half of the year. Within Asia, Hong Kong/China remained the Fund's largest overweight position, which benefited performance. The Fund's second largest weighting was in Russia, which turned in exceptional returns. We have maintained our growth emphasis, although in the technology sector we are principally overweight in the software sector, rather than the hardware industry.

The best performing Asian markets for the first half were those of GREATER CHINA (CHINA `B', +156%; TAIWAN, -1.0%; and HONG KONG, -13.6%)+ and SOUTH KOREA (+15%), which were both less affected by the U.S. economic slowdown, and whose economies are less technology-oriented. In contrast, the Southeast Asian countries generally suffered from a lack of interest. One exception to this was THAILAND, which gained 15% after the election of a more stable government.

CHINA is responding well to monetary stimulus and exports are holding up well despite slowing global growth. Chinese consumers appear to be spending again as the savage deflation that has been a feature of the Chinese economy is lifting. It appears as though the Chinese economy may be in the best shape it has been in since the early nineties. HONG KONG is showing a more mixed picture. It is still suffering from weak exports, but is a beneficiary of U.S. interest rate cuts and the spillover of liquidity from the mainland. Our total exposure to Hong Kong/China (17.3% of the Fund's net assets as of June 30) has been nearly twice the benchmark weighting.

The TAIWANESE market (11.0% of assets) performed well over the first quarter, but gave back those gains in the second. The Fund was underweight in exposure to this market throughout the first half. Fear of slackening demand for electronics goods as the U.S. economy slows was the major reason, and Taiwanese tech stocks did not really participate in the rally that many U.S. technology stocks experienced in June. Elections at the end of the second quarter saw the incumbent party's candidate defeated, paving the way for some progress in stalled cross-straits negotiations.

INDIA'S (7.8% of assets) market fell 14% in the first half of the year despite the fact that the economy has performed relatively well. The agricultural sector has benefited from a good monsoon (i.e., there has been sufficient rain). Privatization efforts by the government are still frustratingly slow, but at least some progress has been made. There has been a series of equity market-specific setbacks, including some stock manipulation scandals and a change to the settlement system, which have not helped. Unfortunately, many software stocks were especially hard hit. The issue for the software stocks is essentially a valuation one, as their business outlook remains very attractive.

The SOUTH KOREAN market (7.7% of assets) performed well in the second quarter after struggling in the first quarter. The domestic economy began to show signs of bottoming, with retail sales rising. The yen stabilized, which gave support to the Korean won. Domestic pension funds, which had built heavy cash positions in the first quarter, began to accumulate equities while foreign investors stopped selling. In our opinion, valuations are still attractive and we expect the market to continue to rally, particularly when economic news flow from the U.S. improves.

In Latin America, MEXICO (9.7% of assets) performed extremely well, rising 26% despite the slowdown in the U.S. Citibank and BBVA (Banco Bilbao Vizcaya Argentaria, a major Spanish bank) have invested $16 billion in the Mexican banking sector, which has triggered further foreign direct investment and a strengthening of the peso. The Mexican economy is becoming increasingly integrated with the U.S. economy, leading to contracting risk premia and falling interest rates. The Mexican Congress is likely to approve a fiscal reform bill in the third quarter, which should lead to an investment-grade rating by Standard & Poor's.

BRAZIL (4.4% of assets) has performed poorly
(-19%) due to economic problems in Argentina that have caused the real (Brazil's currency) to lose 16% of its value. The Central Bank has raised interest rates several times and investors have been wary of rising political risk and the effects

                          EMERGING MARKETS VISION FUND
--------------------------------------------------------------------------------

of an electricity rationing program. We have been underweight Brazil for some time and do not expect the above issues to be resolved in the short term.

In Eastern Europe, the RUSSIAN market (12.4% of assets) was the star performer, rising 28% in the second quarter alone, which brings the year-to-date gain to 51%. We have been consistently overweight in this market. Macroeconomic data points to a continuing recovery from the crisis of 1998. The strong oil price has helped, and improved tax collection has bolstered the government's finances. President Putin has moved to consolidate state control over natural monopolies such as the gas and electricity sectors, prior to much needed reform. Many companies have improved corporate governance and several have published IAS (International Accounting Standards) accounts, which give clearer financial disclosure. Despite this rally, Russian companies trade at huge discounts to western peers, and we expect the market's strong performance to continue.

Other European markets put in poor performances. ISRAEL'S (6.3% of assets) market fell 18%. Although the Fund benefited from strong performance in the Israeli pharmaceutical sector, Israeli technology stocks have struggled.

We have been underweight TURKEY (0.7% of assets) for most of the year as we are pessimistic on the prospects for economic growth due to the extent of the country's debt. Though the International Monetary Fund (IMF) has bailed Turkey out in return for a promise of deep economic reforms, we see further currency weakness ahead. The Turkish market has rebounded somewhat (+16% in the second quarter) but is still down 37% year to date.

SOUTH AFRICA (2.7% of assets) took a hit with its currency, the rand, declining approximately 6% in the first half. Some of this can be attributed to the political instability of its neighbor, Zimbabwe. The Fund remained underweight this market versus our benchmark since we have not favored the commodity-related stocks due to the global economic slowdown.

THE OUTLOOK

As you are probably aware from the "Information Statement" we sent you dated July 1, 2001, the Emerging Markets Vision Fund will undergo a change in its investment universe effective August 1, 2001. The Fund will invest primarily in equity securities of companies that derive substantial portions of their revenue in Eastern and Central Europe, Russia and the former Soviet Union.

Exogenous factors will probably still dominate the performance of emerging markets, including Eastern Europe and Russia, in the near-term. Underlying this, there are fundamental positives. In macroeconomic terms, the Eastern European and former Soviet Union regions ("Eurasia") should benefit from geo-political trends such as EU and NATO enlargement, the rise of democracies, the fall of communism and increased cross-border commerce.

In terms of Eurasian stocks, Eastern Europe's heavy weighting in technology, media and telecommunication (TMT) stocks made the region vulnerable to last year's TMT crash on the Nasdaq. Its other heavy weightings, however, in banking and pharmaceutical stocks, have provided good defensive cover and should perform well in the trough of this interest rate cycle. Profits from oil and gas companies have helped Russia shore up its foreign currency reserves by over 200%, and provided massive trade, current account and fiscal budget surpluses. Tough times have caused management to become more lean and efficient in Eastern European companies, where past socialist policies often thwarted change in the workforce. Corporate governance is improving in Russia and securities laws are being more effectively enforced, which will, in effect, help protect shareholder rights. This increased transparency has already supported valuations this year and should permit valuations of Russian stocks (which are currently extremely undervalued relative to their emerging market peers) to at least approach the valuation multiples of these peers, providing attractive upside potential. With less uncertainty and less volatility, emerging markets should perform well.

                          EMERGING MARKETS VISION FUND
--------------------------------------------------------------------------------

We would like to thank you for your participation in the Fund, and we look forward to working with you in the future.

[PHOTO OMITTED]               [PHOTO OMITTED]

/s/ DAVID A. SEMPLE           /s/ DAVID M. HULME
-------------------           ------------------
DAVID A. SEMPLE               DAVID M. HULME
CO-PORTFOLIO MANAGER          CO-PORTFOLIO MANAGER


July 6, 2001

-----------------
   The Standard & Poor's 500 (S&P 500) Index and the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

** The MSCI Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

 The Index's return, in this instance, is calculated from March 31, 2000 as its return with gross dividends reinvested is not available as of April 7 (the Fund's inception date).

+All individual country returns are for country-specific stock markets in U.S.
 dollar terms; for example, the Hong Kong market is measured by the Hang Seng Index.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/01
--------------------------------------------------------------------------------
AVERAGE ANNUAL                  AFTER MAXIMUM     BEFORE SALES
TOTAL RETURN                    SALES CHARGE*     CHARGE

--------------------------------------------------------------------------------
A shares--Life (since 4/07/00)    (29.35)%         (25.87)%
--------------------------------------------------------------------------------
1 Year                            (33.33)%         (29.24)%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*A shares: maximum sales charge is 5.75%

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

In a difficult environment, the Van Eck Global Hard Assets Fund had a total return of -4.05% for the first six months of the year, compared to a total return of -6.70% for the S&P 500 Index.* Commodities prices generally trended lower in the first six months of 2001 as economic growth slowed around the world and affected demand. Despite this, hard asset equities have had mixed performance, with some asset classes attracting increased investor interest as the economy weakens. Following strong gains in 2000, the oil and gas stocks had disappointing results. Real estate, gold and many industrial metals stocks, in contrast, performed well, and the Fund's overweight position in real estate throughout most of the first half of the year helped offset losses in the energy sector.+

Performance for the ENERGY sector, both commodities and stocks alike, ranged between flat to double-digit declines in the first half of 2001. Crude oil prices, which began the year at a relatively high price of $26.80 per barrel, fell about 2%, to $26.25 per barrel at the end of June. Given the global economic slowdown that was unraveling, oil prices held up well. This was due to continued OPEC production discipline, cuts in Iraqi oil production and high gasoline prices (brought on by maintenance shutdowns and operating difficulties at many refineries).

The price of natural gas, which had nearly quadrupled to record levels in 2000 as a result of limited supply, the energy crisis in California and a winter of below normal temperatures, fell dramatically in the second quarter of 2001. Demand for natural gas declined unexpectedly, as industrial consumers began to use energy alternatives, such as residual fuel oil and middle distillates. In addition, heavy energy users, such as mines and smelters, were encouraged to curtail or eliminate production, which made more hydroelectric or coal power available to residential consumers and light industries. At the same time, natural gas inventories increased more than expected in the spring, creating a more balanced market. By the end of June, natural gas prices had fallen from $10 per mcf to $3.25 per mcf year to date.

While many energy companies had record earnings in the first half of the year, investor sentiment turned somewhat negative due to the combination of a slowing economy, increasing commodity inventories, and the extreme drop in the price of natural gas. Energy stocks, depending on their industry focus, had mixed performance, with the "integrated" energy stocks, such as Exxon Mobil (1.1% of the Fund's net assets as of June 30) and Chevron (3.2% of assets), up slightly. The integrated oil companies fared well as they continued to benefit from strong gasoline prices and as refining capacity came down. Due to their heavy reliance on natural gas production, the oil service stocks and exploration and production (E&P) stocks, which had outperformed in 2000, were down about 20%.

As we entered 2001, we held an overweight position of about 50% of Fund assets in the energy sector, primarily in integrated oil and E&P stocks as these companies continued to turn in record earnings. Although we pared back this position somewhat in the beginning of June, it offset the strong performance of our real estate and gold holdings.

The U.S. REAL ESTATE sector performed very well in the first half of 2001, achieving gains of 12.1%. Despite the economic slowdown, we maintained our overweight position in U.S. real estate investment trusts (REITs) as a result of two particular factors. The first was the continued perception of REITs as a safe haven. REITs continued to attract investor attention due to their predictable cash flows and secure, high dividend yields. At 7% average yields, the spread between REIT and 10-year bonds remains attractive. The second factor, which became more apparent in the second quarter, was the increasing legitimization of REITs as a large and accepted asset class. Serious consideration is being given to including REITs in the S&P 500. Further, both REITs themselves and analysts have started to push for REIT earnings to be reported as "Earnings Per Share" (as are other equities) rather than "Funds From Operation" in an effort to make REITs universally accepted. Smaller positions in Canadian REITs fared well also, while

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

Asian real estate securities, where the Fund holds a small percentage of assets, declined 7% as economic fundamentals deteriorated and the equity markets in the region continued to be volatile.

INDUSTRIAL METALS commodities and stocks ended the first half of the year with diverging performance. The commodities, affected by the weakening global economy and a strong dollar (which has a dampening effect on exports), fell, with steel trading near ten-year lows, aluminum down 5.9% and copper down 14.3%. At the same time metals stocks were up substantially overall, as investors reacted to the Federal Reserve interest rate cuts and an anticipated economic turnaround. For example, Alcoa, (1.1% of assets) the aluminum manufacturer, gained 19.4%, Billiton, (0.4% of assets) a diversified metals producer, gained 29.8%, USX Marathon (1.1% of assets) gained 11.9%. Steel companies enjoyed an added boost when LTV, a large steel company, filed for bankruptcy, which was expected to curtail steel production. They also benefited from discussions of trade protection being considered by the Bush Administration. We increased the industrial metals equity weighting in the Fund moderately in the first half. Still, we remained cautious due to relatively low earnings, unattractive stock valuations and weak fundamentals.

FOREST PRODUCT commodities turned in mixed results. Given the weakness in the economy, most of the commodity prices held up fairly well, with the exception of pulp, which fell precipitously. Lumber prices, for example, increased substantially as a result of an unexpectedly strong housing market and the threat of possible new tariffs on Canadian producers. Prices of newsprint and most grades of paper were somewhat lower. Like the underlying forest products, equities turned in mixed performances in the first half. Companies with large exposure to the lumber market fared well, ending the period with positive returns. We remained underweight these stocks as the group's earnings were low, stock valuations were unattractive, and we did not believe the outlook was as promising as it was for some of the other hard asset sectors.

Gold equities were among the best performers in the hard asset universe, even though PRECIOUS METALS prices trended sideways to lower in the first half. Early in the year, aggressive U.S. interest rate cuts by the Federal Reserve caused many to forecast a second-half turnaround in the weak U.S. economy. This created strength in the U.S. dollar and the gold price declined. First-quarter weakness in gold was compounded by a devastating earthquake centered near the Indian gold-trading center of Gujarat. While the Gujarat gold trade was routed through other channels, commodity traders seized this negative development as an opportunity to push gold below the technically important US$252 level, which would have marked a new 20-year low. Gold moved below $255 twice in the first quarter, but failed to reach new long-term lows as bargain hunters moved in to push prices higher. Investors' outlook for gold improved markedly in the second quarter, as continued Fed easing was perceived to be excessive and potentially inflationary. Further, low to negative real interest rates, as experienced in the first half, tend to push gold prices higher. Bullion prices did move higher, peaking at the $285 level in May, then consolidated to end June at $270.60, well above its lows for the year. Gold-mining shares reacted positively to the improving gold price, as the Financial Times Gold Mines Index** gained 13.6% in the first half. We remain cautiously optimistic on this sector given an all-time high U.S. dollar, which tends to attract investors as a safe haven when strong.

THE OUTLOOK

We believe that certain hard asset sectors currently offer good potential at this time. We remain somewhat overweight in energy since these stocks currently offer attractive valuations and very high earnings, which we do not believe have been priced in by investors. In addition, we believe crude oil prices will remain relatively high, and that the natural gas price has stabilized. We also continue to favor real estate, which tends to be a much more defensive sector than any other hard asset sector. Real estate securities currently offer dividend yields of 7%, cash flow growth rates of 5%, and attractive valuations, which should support the group.

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

We would like to thank you for your participation in the Van Eck Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.


[PHOTO OMITTED]

/s/ DEREK S. VAN ECK
--------------------
DEREK S. VAN ECK
PORTFOLIO MANAGER


July 19, 2001

------------------
+ Important note: On June 22, 2001, all shares of the Van Eck Natural Resources
  Fund were exchanged, dollar for dollar, for shares of the Van Eck Global Hard Assets Fund. This in no way affects either the management, investment universe or objective of your Fund. It did, however, temporarily alter your Fund's sector weightings, primarily because the Natural Resources Fund did not invest in real estate and had a higher allocation to precious metals. For example, before this "merger", the Global Hard Assets Fund's real estate allocation was approximately 19% of total Fund net assets; after the merger, it was approximately 8%. The precious metals allocation before the merger was approximately 9%; after the merger it was over 22%. Over the next several weeks we expect to redistribute Fund assets as we see fit to best position the Fund among the hard asset sectors.

  The Standard & Poor's 500 (S&P 500) Index and the Financial Times Gold Mines Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by

  Standard & Poor's, is a total return index with dividends reinvested.

**The Financial Times Gold Mines Index is a market capitalization-weighted index of gold-mining shares.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/01
--------------------------------------------------------------------------------
AVERAGE ANNUAL                   AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                     SALES CHARGE*    CHARGE
--------------------------------------------------------------------------------
A shares--Life (since 11/2/94)      6.68%           7.63%
--------------------------------------------------------------------------------
5 year                              1.50%           2.71%
--------------------------------------------------------------------------------
1 year                             (4.27)%          1.54%
--------------------------------------------------------------------------------
B shares--Life (since 4/24/96)      2.47%           2.65%
--------------------------------------------------------------------------------
5 year                              1.78%           2.14%
--------------------------------------------------------------------------------
1 year                             (4.02)%          0.98%
--------------------------------------------------------------------------------
C shares--Life (since 11/2/94)      7.29%           7.29%
--------------------------------------------------------------------------------
5 year                              2.15%           2.15%
--------------------------------------------------------------------------------
1 year                              0.05%           1.05%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*A shares: maximum sales charge is 5.75%
 B shares: maximum contingent deferred sales charge is 5.00%
 C shares: 1.00% redemption charge, first year

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

                              GEOGRAPHICAL HOLDINGS
                               AS OF JUNE 30, 2001

[Data below represents pie chart in printed piece.]

Australia                               8.0%
Russia                                  3.4%
United States                          50.9%
Cash/Equivalents                        5.1%
Canada                                 15.7%
South Africa                           10.6%
Hong Kong                               1.3%
Other Countries                         1.4%
France                                  1.3%
United Kingdom                          1.2%
Netherlands                             1.1%



                                 SECTOR HOLDINGS
                               AS OF JUNE 30, 2001

[Data below represents pie chart in printed piece.]

Forest Products & Paper                 11.5%
Industrial Metals                       14.1%
Other                                    4.1%
Cash/Equivalents                         5.1%
Energy                                  34.4%
Real Estate                              8.2%

                             GLOBAL HARD ASSETS FUND
                  REPRESENTATIVE HOLDINGS AS OF JUNE 30, 2001*
--------------------------------------------------------------------------------


HOMESTAKE MINING CO.
(U.S., 4.6%)
Homestake Mining explores for and produces gold. The company has the lowest level of political risk in the industry with operations in the United States, Canada, and Australia. Homestake is an unhedged producer that has successfully reduced costs to stay competitive at low gold prices.

CHEVRON CORP.
(U.S., 3.2%)
Chevron explores for, develops, and produces oil and natural gas. The company offers some of the best exploration plays among the major oil companies and has a strong position in the developing Caspian Sea region. Chevron also refines, markets, and transports crude oil in the U.S. and throughout the world.

MERIDIAN GOLD, INC.
(CANADA, 2.1%)
Meridian Gold is a gold production and exploration company with properties in North and South America. Meridian's core asset is the El Penon Mine in Chile, an underground operation with cash costs in the lowest quartile. Ongoing exploration success at El Penon should enable the company to sustain a long mine life.

AK STEEL CORPORATION
(U.S., 2.1%)
AK Steel Holding Corporation, through its wholly-owned subsidiary, AK Steel Corporation, produces flat rolled carbon steel. The company produces coated, cold rolled, and hot rolled carbon steel for the automotive, appliance, construction, and manufacturing markets. AK Steel also cold rolls and aluminum coats stainless steel for automotive industry customers.

RIO TINTO LTD.
(AUSTRALIA, 1.7%)
Rio Tinto is an international mining company with interests in mining for aluminum, borax, coal, copper, gold, iron ore and other commodities. Rio Tinto focuses on producing materials in which it can play a dominant role in pricing and marketing.

BROOKFIELD PROPERTIES CORP.
(CANADA, 1.4%)
Brookfield Properties is a diversified North American real estate development company. The company owns commercial rental properties, develops residential land, builds homes and offers real estate management services.

NABORS INDUSTRIES, INC.
(U.S., 1.2%)
Nabors Industries is an oil services company that conducts oil, gas, and geothermal land drilling operations in the continental United States, Alaska and Canada, as well as in South and Central America and the Middle East.

ENSCO INTERNATIONAL, INC.
(U.S., 1.1%)
Ensco, an international offshore contract drilling company, provides marine transportation services in the Gulf of Mexico. The company serves the oil and gas industry.

------------------
*Portfolio is subject to change.

                               GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

The first half of 2001 was marked by a continuing global economic slowdown and stock market volatility. The world has entered into a phase of synchronized slowdown for the first time in a decade, and world markets have entered into a period of fairly high synchronization as well. Most world stock markets witnessed declines in the first six months of the year as sectors across the board revised corporate earnings expectations downward and technology, in particular, continued to disappoint. In this environment, the Van Eck Global Leaders Fund had a total return of -17.59% for the six months ended June 30, 2001, while the Morgan Stanley Capital International (MSCI) World Stock Index* had a total return of -10.50% during this period. Of note, the MSCI World Growth Index,** which may be more representative of the Fund's growth bias, declined 15.70%.

We were cautious on world markets in the second half of 2000 and in the beginning of 2001 as GDP growth figures began to fall in the U.S. and abroad, and we positioned the Fund accordingly. We significantly reduced the technology holdings and increased the portfolio's consumer staples holdings and drug and healthcare stocks. Still, there were few safe havens during the period. Pharmaceuticals, which should be a defensive play (and which, in the case of our holdings, have a line of cutting-edge, high profile drugs in their pipeline, which should eventually be in huge demand) showed surprising weakness. This weakness was due primarily to increasing pressure on the large drug companies to offer drugs at very low prices to underdeveloped countries, and also to a slower FDA approval process. Technology stocks continue to be battered and even the "blue chip" technology stocks that remained in the portfolio, such as Nokia (0.6% of the Fund's net assets as of June 30) and St. Microelectronics (0.8% of assets), fared poorly.

Although the U.S. stock market had a weak first half, it fared better than most developed markets, ending the period with a decline of 6.3%+. As we entered 2001, expectations were for a fairly brief recession in the U.S., with a return to high growth within months. However, negative corporate earnings surprises continued in the second quarter, capital spending did not rebound, and economic growth faltered. Technology and telecommunications companies, in particular, were hard hit since they had built up so much capacity. On the positive side, the Federal Reserve has been aggressive in easing monetary policy and consumers have remained surprisingly resilient in the face of additional layoffs and further erosion of wealth related to the financial markets. The Fund remained overweight U.S. equities in the first half of the year with over half of Fund assets in the U.S. market throughout the period, which, in relative terms, helped performance.

The European stock markets fell substantially in the first half of the year as the region's economic slowdown accelerated, partly as a result of the U.S. economy's continued sluggishness. Further hurting performance for U.S. investors in Europe was the weakness of the euro currency--while the European markets fell 9.5% in local currency terms, this translated into a dramatic decline of 17.4% in U.S. dollar terms. We moderately reduced the Fund's European position in the first half of the year.

The Japanese economy fell back into recession in the first half, and the Japanese equity market retraced some of the "reform" euphoria, declining 8.2% during the period. Government estimates for growth were revised downward and are now negative for the coming year. We remained underweight in Japan throughout most of the first half. However, the Japanese financial markets appear to be looking ahead--elections are on July 29 and, once they go through, Prime Minister Koizumi should be able to push some of his proposed economic reforms. The public seems to be accepting the near-term economic pain associated with these measures, the results of which should be positive, reducing the banks' bad loans (allowing them to lend again) and reducing government regulations, thus spurring job creation and economic recovery. With healthy changes on the horizon, we added cautiously to the Fund's Japanese position with defensive stocks in the latter part of the second quarter.

                               GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

For example, we purchased Fanuc (0.3% of assets), a manufacturer of factory automation machinery, and Yamato (0.8% of assets), a shipping company similar to UPS, which should benefit substantially from the coming deregulation of the Japanese postal system.

The developing markets fared relatively well in the first six months of the year. The Asian markets declined 0.8% for the period, while Asian companies, particularly in the technology sector, were hurt by the U.S. slowdown and a decrease in U.S. technology-related business. The Fund did not hold any Asian technology stocks during the first half. Certain sectors and regions of Asia offer fairly strong growth, however. China, for example, is currently among the world's fastest-growing economies. We have added moderately to the Fund's Asian position, which is entirely focused on China-related businesses, with defensive stocks such as China Light & Power (0.9% of assets), a utilities company, and Denway Motors (0.5% of assets), which sells automobiles in China.

The Fund did not have significant holdings in Latin America during the first half due to several fundamental weaknesses. There have been signs that Argentina may default on its debt, and there have been threats to Brazil's growth, including an electricity crisis with rolling blackouts, much like in California, but on a nationwide scale. Despite the region's stock market gains of 4.9% through June, we remain cautious on its outlook, and have only a very small position there (1.0% at June 30). We recently added Embraer (1.0% of assets), the Brazilian regional jet manufacturer, but this is more a play on the changing jet industry than on Brazil's economy.

THE OUTLOOK

While economic growth continues to flounder throughout much of the world, there are several positives, such as low inflation and monetary and fiscal ease in general. The rest of the summer may be volatile, but we are expecting a recovery in the U.S. to begin later in the year, followed by a recovery in the emerging markets and Europe and we anticipate a healthier environment for the financial markets toward yearend.

We continue to favor the U.S. market, which is further along in its economic cycle, and which has been helped by the Federal Reserve's aggressive actions. We plan to decrease the European position somewhat as recent legislation has curbed the region's once heated mergers and acquisitions activities and established penalties for corporate layoffs, making corporate restructuring more difficult. In terms of sector weightings, we remain defensive awaiting strong signs of an economic turnaround.

We would like to thank you for your participation in the Van Eck Global Leaders Fund, and we look forward to working with you in the future.


[PHOTO OMITTED]              [PHOTO OMITTED]

/s/ ANNE M. TATLOCK          /s/ SHEILA HARTNETT-DEVLIN
-------------------          --------------------------
ANNE M. TATLOCK              SHEILA HARTNETT-DEVLIN
GLOBAL STRATEGIST            CO-PORTFOLIO MANAGER




[PHOTO OMITTED]              [PHOTO OMITTED]

/s/ WILLIAM Y. YUN           /s/ JOSHUA A. ROSENTHAL
------------------           -----------------------
WILLIAM Y. YUN               JOSHUA A. ROSENTHAL
CO-PORTFOLIO MANAGER         CO-PORTFOLIO MANAGER

July 18, 2001

                               GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

  The Morgan Stanley Capital International (MCSI) World Stock Index and the Morgan Stanley Capital International (MSCI) World Growth Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The MSCI World Stock Index is a market capitalization-weighted benchmark that tracks the performance of approximately 25 world stock markets. The Index aims for 60% of the total market capitalization for each market that is represented in the Index. The companies included in the Index replicate the industry composition of each global market. The chosen list of stocks includes a representative sampling of large, medium and small capitalization companies and investment funds are not eligible.

**The MSCI World Growth Index includes approximately 50% of the MSCI World Stock
  Index stocks that are considered "growth" stocks versus "value" stocks based on "Price-to-Book Value."

+ All market returns are Morgan Stanley Capital International (MSCI) Indices
  (with gross dividends reinvested) in U.S. dollar terms.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/01
--------------------------------------------------------------------------------
AVERAGE ANNUAL                   AFTER MAXIMUM     BEFORE SALES
TOTAL RETURN                     SALES CHARGE*     CHARGE
--------------------------------------------------------------------------------
A shares--Life (since 12/20/93)     4.46%            5.28%
--------------------------------------------------------------------------------
5 year                              3.75%            4.98%
--------------------------------------------------------------------------------
1 year                            (35.94)%         (32.02)%
--------------------------------------------------------------------------------
B shares--Life (since 12/20/93)     4.65%            4.65%
--------------------------------------------------------------------------------
5 year                              4.23%            4.46%
--------------------------------------------------------------------------------
1 year                            (35.30)%         (32.35)%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Advisor is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

*A shares: maximum sales charge is 5.75%
 B shares: maximum contingent deferred sales charge is 5.00%


                              GEOGRAPHICAL HOLDINGS
                               AS OF JUNE 30, 2001

[Data below represents pie chart in printed piece.]

Other Countries                         6.1%
United States                          54.6%
Cash/Equivalent                         2.3%
United Kingdom                          8.5%
France                                  4.3%
Japan                                  10.7%
Germany                                 4.4%
Denmark                                 4.0%
Netherlands                             2.8%
Hong Kong                               2.3%

                               GLOBAL LEADERS FUND
                  REPRESENTATIVE HOLDINGS AS OF JUNE 30, 2001*
--------------------------------------------------------------------------------

CANON, INC.
(JAPAN, 1.7%)
Canon is one of the world's leading manufacturers of office equipment, cameras and video devices. The company's products include color laser and high-speed copiers, printers, 35mm and digital cameras and optical instruments. Canon also manufactures medical equipment and aligners for semiconductor manufacturing equipment. Despite the difficult environment for technology companies this year, the company's earnings have been enhanced by strong sales in the areas of digital cameras and copiers. Additionally, since more than 70% of Canon's revenues are generated outside Japan, the weakness of the yen continues to positively impact earnings.

NOMURA SECURITIES CO., LTD.
(JAPAN, 1.4%)
Nomura provides financial services in the areas of brokerage, underwriting and securities distribution. Nomura is a multinational company with subsidiaries all over the world and is a member of the New York and London Stock Exchanges. The company's ability to generate superior trading profits has enabled them to maintain their leadership position among the largest Japanese securities firms. Nomura stands to be a benefactor of the expected growth in private pension funds spurred by deregulation in Japan.

SCHERING AG
(GERMANY, 1.9%)
Schering is a healthcare company that manufactures pharmaceutical products and equipment. The company's business is concentrated in the areas of Female Health, Therapeutics and Imaging. Schering produces hormone therapeutics, treatments for Multiple Sclerosis, Alzheimer's and Parkinson's diseases, cancer, stroke, cardiovascular and skin disorders, as well as x-ray, MRI, ultrasound and diagnostic equipment. New product development and geographic expansion are expected to be key components to double-digit revenue growth.

DANSKE BANK
(DENMARK, 1.5%)
Danske Bank is a leading financial services firm in the Nordic region with branches and subsidiaries throughout the region. The company has six key operating divisions: retail banking, mortgage finance, wholesale banking, brokerage, asset management, and insurance. Led by an excellent management team, Danske's diversified business mix provides a superior risk/reward profile relative to other Nordic banks.

WOOLWORTHS LTD.
(AUSTRALIA, 0.6%)
Woolworths is Australia's largest supermarket chain and the country's second-largest retailer. The company has increased its competitive position through the acquisition of more than 60 sites from Franklins, Australia's third-largest supermarket chain, which has exited the market. Woolworths' impressive management team has succeeded in increasing profitability and shareholder value through a substantial reduction of costs and an ongoing share-buy-back program. Due to its defensive nature, Woolworths offers stable and visible earnings, and this year has been able to report results that have exceeded even their own expectations.

DENWAY MOTORS LTD.
(HONG KONG, 0.5%)
Denway Motors, through its subsidiaries, manufactures, assembles, and trades motor vehicles, automotive equipment and parts in China. Traded on the Hong Kong Stock Exchange, Denway provides direct exposure to mainland China. Earnings growth for the company will stem from its ability to increase its share of the sedan market and the expectation that automobile prices will remain strong.

                               GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

ROYAL BANK OF SCOTLAND GROUP PLC
(UNITED KINGDOM, 1.4%)
Royal Bank of Scotland provides a wide range of banking, insurance and finance-related activities. As a result of its merger with National Westminster Bank last year, it is now the market leader in corporate banking in the UK. Royal Bank has also been successful in expanding outside its home market, making multiple acquisitions in the United States since the late `80's. The company maintains an earnings growth rate above that of its peer group.

AMVESCAP PLC
(UNITED KINGDOM, 1.1%)
Amvescap is one of the world's largest independent investment management groups; it operates under the AIM and INVESCO brand names. The company provides investment services in equities, fixed income and real estate to both institutional and individual clients. Amvescap's diversification across regions and product lines makes it well-positioned to benefit from deregulation of the Japanese pension market, the introduction of a mandatory pension scheme in Hong Kong, and improvements to both state-funded and private pension plans across Europe.

TYCO INTERNATIONAL LTD.
(U.S., 3.1%)
Tyco is a diversified manufacturing and service company with operations around the world. The company manufactures, services, and installs electrical and electronic components, undersea telecommunications systems, and fire protection and security systems. The company also produces flow control valves, healthcare and specialty products and plastics. Tyco has been successful in growing its business both organically and through acquisitions. Its diversified business portfolio is well-positioned to withstand an environment of lower GDP growth and the outlook remains favorable in its key end markets.

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FANNIE MAE)
(U.S., 3.0%)
Fannie Mae buys and holds mortgages, and issues and sells guaranteed mortgage-backed securities to facilitate housing ownership for low to middle-income Americans. The United States Congress created the company in 1938 to promote home ownership; it became a public company in 1970. The series of interest rate cuts by the Federal Reserve this year has resulted in a robust refinancing cycle that has led Fannie Mae to record volumes of business and strong earnings.

EMBRAER AIRCRAFT CORP.
(BRAZIL, 1.0%)
Embraer (Empresa Brasileira de Aeronautica) is an aerospace company that manufactures commercial, corporate, and defense aircrafts. The company is the fourth-largest jet maker in the world and specializes in the manufacturing of regional jets. Embraer is Brazil's largest exporter and its shares are traded both in Brazil and on the New York Stock Exchange. The company markets its aircraft to companies and governments throughout the world. The regional jet market is expected to be the fastest growth segment of commercial aerospace and, despite the global economic downturn, demand for regional jets remains strong.

----------------
*Portfolio is subject to change.

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck International Investors Gold Fund had a total return of 11.28% during the first half of 2001, substantially outperforming the major U.S. stock indices. The Financial Times Gold Mines Index* rose 13.57% while the S&P 500 Index** fell 6.70% for the same period. According to Lipper Analytical Services, gold-oriented funds were the best-performing sector during the second quarter of the year. Gold tested its long-term lows by dipping below the $255 an ounce level twice in the first quarter. Each time bargain hunters moved in to push prices higher. The past bearish sentiment in the gold market appears to have become more positive. At the close of the second quarter, gold futures positions traded on the Comex had remained long for the longest period since 1996, as declining interest rates and concerns about the health of the U.S. economy may have caused many metals traders to anticipate higher gold prices. Bullion prices ended June at $270.60 an ounce, well above the lows for the year.

GOLD-MINING SHARES

Gold-mining shares reacted positively to the second quarter improvement in the gold price. Regional gold-mining indices show that the South African shares turned in the best performance. South African producers Gold Fields Ltd. (11.8% of total Fund assets at June 30) and Harmony Gold Mining Co., Ltd. (6.1% of assets) are both unhedged companies that tend to outperform in a rising gold price environment. As a group, North American shares lagged South Africa, however, Canadian miner Goldcorp, Inc. (4.1% of assets) and California-based Homestake Mining Co. (13.9% of assets) were two of the top performing stocks globally. Goldcorp's Red Lake Mine in Ontario, Canada continued to report higher grade and tonnage than expected, making it one of the lowest cost gold mines in the world. Homestake's share price was already soaring when it got another boost on June 25 from its merger announcement with Barrick Gold Corp. (4.5% of assets). If approved by Homestake shareholders, this combination will create the largest gold company in the world in terms of market capitalization and the second-largest in ounce production. In terms of other corporate activity, Harmony Gold raised approximately US$160 million in equity in June to pay down debt and fund acquisitions. The stock sale was met with strong investor interest, as the offering was roughly 2.5-times oversubscribed. In another deal, Canadian gold royalty company Franco Nevada Mining Corp. Ltd. (0.6% of assets) arranged to exchange a profitable high-grade mine in Nevada and some cash for 19.99% of the outstanding shares of Australia's largest gold producer, Normandy Mining Ltd. (4.0% of assets). Normandy has one of the highest debt levels of the major gold producers, and a stable of developing properties that offer significant potential at somewhat higher gold prices. Franco has a substantial cash position and no debt. Further mutually beneficial arrangements between these companies are likely if managements find they can work together.

THE ECONOMIC OUTLOOK
GROWTH SLOWDOWN

The 1991-2000 economic expansion was accompanied by unsustainable imbalances, in our opinion, and a huge credit expansion. Business and household debt climbed an average 9.5% a year from $9.6 trillion (125% of GDP) in 1996 to $13.8 trillion (135% of GDP) at the end of March 2001. The bursting of the high-technology bubble last year began a correction of the imbalances. So far the "growth slowdown" has primarily affected the manufacturing sector. Industrial production fell for nine straight months to June, the longest slump in 19 years. Manufacturing capacity utilization sank to 75.5% in June, an 18-year low, and for high-technology industries, it hit a 25-year low of 67.5%. Profits were squeezed as worker productivity fell at a 1.2% rate and business unit labor costs rose at a 6.3% rate during the first quarter, the fastest since the fourth quarter of 1990. Capital spending suffered a severe downturn. Although the Nasdaq Composite Index*** fell 68% from its March 2000 high to its recent April 2001 low, valuations on the senior stock indices remained historically high.

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

NEGATIVE REAL INTEREST RATES

Creditors in the U.S. faced a new era of negative real interest rates in June. Inflation had edged upward, and short-term interest rates have been sharply reduced. The compound annual growth rate of the consumer price index for the three months ended June 30 was 3.7%. The Federal Reserve's interest rate cuts since January have lowered nominal 3-month Treasury bill yields from 6.4% last November to a low of 3.4% in June. Accordingly, real returns on 12-month Treasury notes and on Treasury bills became insignificant and even negative.

                              REAL INTEREST RATES
                         (CPI-Adjusted 12 Month T-Bill)

[Data below represents line chart in printed piece.]

Dec-69       2.34      1.96      1.16      0.86      0.93      1.62       1.6      1.38      1.32      1.17      1.01       0.1
Dec-70      -0.48     -0.67     -0.73      -0.7      0.11      0.46      1.25      1.72      1.48      1.39      1.18      1.17
Dec-71       1.33      0.71      0.47      1.14      1.39      1.44      1.98       2.2       2.2      2.57      2.52      2.07
Dec-72       2.17      2.27      2.44      2.16      1.66      1.57      1.59      2.92      1.68      1.41     -0.33     -0.26
Dec-73       -1.4     -2.06     -3.04     -2.22     -1.28     -1.76     -1.97      -2.8     -1.14     -2.63     -3.63     -4.34
Dec-74      -4.81     -5.06     -5.32     -4.42     -3.35     -2.98     -2.96     -2.42     -0.91     -0.15     -0.72     -0.92
Dec-75      -0.56     -0.94     -0.42      0.12      0.02      0.15      0.54      0.62      0.26      0.33      0.01       0.2
Dec-76      -0.17      0.07     -0.64     -0.95     -1.58        -1     -0.98     -0.77     -0.28      0.11      0.58      0.26
Dec-77        0.3      0.48      1.13      0.94      0.98      0.71      0.71      0.72      0.52      0.22       0.3      1.26
Dec-78       1.44       1.3      0.52       0.1     -0.26     -0.48     -1.42     -1.72     -1.75      -0.9      0.58      0.05
Dec-79         -1     -1.56      0.07      1.73     -0.99     -4.94     -6.11     -4.46     -2.53     -1.06      0.11      1.86
Dec-80       2.89      2.65      3.54      3.39      4.53      6.88      5.54      5.38      6.42      6.03       5.5      3.03
Dec-81       4.17      6.38      7.47      7.36      7.66       6.7      7.19      6.95       5.6      6.07      4.41      4.74
Dec-82       5.14         5      5.54      5.53      5.04      5.53      7.04      8.03      7.94      7.05      6.96      6.76
Dec-83       6.27      5.48      5.52      5.81       6.5      7.72      7.92      7.48      7.63      7.12      5.96      5.52
Dec-84       5.15      5.59      5.64       5.7      5.39      4.34      3.99       4.6       4.7      4.72      4.66      4.31
Dec-85       3.79      3.58      4.22      4.54      4.91      5.19      4.58      4.42      3.93      4.03      4.15      4.46
Dec-86       4.73      4.47      3.87       3.3      2.76      3.05      2.81       2.8      2.79      3.49      2.27      2.38
Dec-87       2.67      2.51      2.73      2.91      3.19       3.6      3.51      3.75      4.23      3.98      3.78      4.36
Dec-88        4.6      4.52      4.62      4.71      4.08      3.58      3.04      2.58      3.59      4.03       3.3      3.13
Dec-89       3.18      2.88      2.85      3.18      3.83      3.86      3.27      2.88      2.06      1.49      1.02      1.07
Dec-90       0.61      0.86      1.14      1.35      1.22      1.14      1.61      1.78      1.93      2.01      2.24      1.61
Dec-91       1.11      1.52      1.48      1.31      1.13      1.22      1.04      0.46      0.37      0.06      0.23       0.7
Dec-92       0.62      0.18      0.03      0.27       0.1      0.39      0.44      0.68      0.53       0.6      0.72      0.95
Dec-93       0.77      0.99      1.46      1.78      2.72      3.08      2.99      2.66      2.64      2.96      3.53      4.21
Dec-94       4.58      3.92      3.55      3.69      3.19      2.67      2.59      2.82      3.02      3.14      2.74      2.76
Dec-95       2.54      2.11      2.51      2.54       2.8      2.92      2.86      2.95      3.09      2.68      2.42       2.1
Dec-96       2.17      2.54      2.58      3.24      3.46      3.47      3.42      3.26      3.34      3.23      3.27      3.61
Dec-97       3.79      3.59      3.96      3.95      3.88      3.79      3.75      3.68      3.17      3.04      2.76      3.01
Dec-98       2.92      2.83      3.25      2.98      2.55      2.94      3.09      2.96      3.08      2.54      2.79      3.07
Dec-99       3.28      3.45      2.95      2.48       3.1      2.98      2.38      2.46       2.8      2.63      2.78      2.47
Dec-00       1.99      0.87      0.94      1.13      0.59     -0.05      0.32

SOURCE: BLOOMBERG

SUSTAINABLE REBOUND OR GLOBAL RECESSIONARY CORRECTION

The Federal Open Market Committee reversed its tight money policy and sharply lowered its target for the federal funds rate from 6.5% in January to 3.75% in June to encourage a resumption of the credit expansion and economic growth and to avert the threat of recession. The current expectation is that the easy money policy will restore a rebound in long-term business activity and profit in the foreseeable future.

Lower short-term interest rates and rapid increases in the monetary aggregates may not, however, expand credit and spending as expected. On the contrary, a correction of the huge outstanding debt could lead to a recession. Long-term interest rates have shown little change from January. The cost of servicing the accumulated $13.8 trillion business and household debt could pose an acute financial risk as corporate profits and cash flow are squeezed. This cost and the risks in the derivatives market were supportable when the economy was growing at a 5% rate, speculative sentiment was exuberant and there were numerous investment and speculative opportunities. At a 2% growth rate or less, no one knows what bad debt problems might surface or how long it will take to correct them. Risk spreads on corporate bonds have picked up since May. In the first three months of this year overall bankruptcy filings reached their highest level since the second quarter of 1998 and are expected to reach a new peak this year. Corporate bond defaults are predicted to continue to rise further in 2002 and 2003. Speculative positions could be liquidated further. A financial crisis can not be ruled out.

The slowdown could be more than a self-correcting inventory correction. The current level of consumption might be corrected. Warning signs follow:

The recession in the manufacturing sector may spread. Service sector employment fell in June and in the second quarter as a whole, the first quarterly decline since 1958.

Consumers continued to spend in excess of their personal income in May in spite of job cuts. However, consumer credit increased only 4.9% in May, compared to 10.2% for the first quarter of the year. Household debt rose at an annual rate of 7.8% or $560 billion a year during the first quarter, of which approximately 70% was home mortgage debt, largely financed by government-sponsored enterprises. During the first five months of the year, Americans bought more homes than during any previous January-to-May period on record. The median price of an existing home climbed 8.8% in June from a year ago to the highest level on record. A recent Harvard University report, however, warned that the recent strength of the housing market is pushing prices out of reach of some families and was a "significant problem". The Mortgage Bankers Association expects a record volume of home loans and refinancings this year, but it expects this to fall 25% next year as refinancings slow. Perhaps consumer spending is peaking.

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

Household debt, a record 103% of disposable income, may be vulnerable to a weakening economy because household budgets are stretched so thin. Debt-servicing costs as a percentage of disposable income have grown close to 1986 peak levels. Low- and moderate-income household debt-to-income ratios have doubled from 1989 to 2000. These households are more exposed to shock than in the past.

If households were to reduce their spending in order to increase their personal savings from a negative .95 of 1% of disposable income in May, a record low, to a more normal positive 4% to 5% of disposable income, a recession probably could not be avoided.

GDP in Japan shrank 0.2% during the first three months of 2001 from the end of last year, and the latest monthly Bank of Japan outlook for its economy was pessimistic. Growth in Germany is forecast to slow down as well.

POSSIBLE GOLD SCENARIO
COVERING OF HEDGES

A more positive sentiment in the gold market may make hedging less interesting to the gold mines. Central banks, largely European, have rapidly increased their loans (leases) of gold from 900 metric tons in 1990, to 2,100 tons in 1995 and to 4,700 tons in 1999. The largest borrowers in effect were the gold mines. The net amount of the producer hedging book at the end of 1999, after taking delta hedging into account, was about 3,000 tons, which exceeded total 1999 output. Last year there was a reduction in the growth of net producer hedging to approximately zero. The bulk of the hedging volume matures in the next four years. The natural delivery of mined gold into forward contracts expiring during the next four-year period by the gold mines, even in the absence of a total buyback of the entire position, would imply that the 3,000 ton short position could unwind reasonably swiftly.

NEGATIVE INTEREST RATES

If the economic and financial imbalances are more serious than expected, the Fed may fight a recession with ever lower short-term interest rates rather than allow free market forces to correct the imbalances quickly although painfully. The fight may well be prolonged. Thus, creditors may be punished over a longer period with negligible or negative real interest rates. To preserve their savings, it is possible that creditors may again turn to gold. In the 1970s and in 1992 and 1993, short-term interest rates were also below inflation rates, and real interest rates were negative. To protect their wealth, creditors diversified into real assets. The price of gold soared from $35 an ounce to $850 an ounce during the 1970s. In 1993, gold climbed from $327 an ounce to $410 an ounce.

INVESTMENT POLICY

No one knows whether or when the current "growth slowdown" will rebound or deteriorate into a global recessionary correction, and, if so, how long or how deep it will be. The longer a period of negative or insignificant real returns on short-term credit instruments persists and of a correction of stock prices, if it occurs, the greater the possible gold investment demand. The investment demand could more than offset a decline in the industrial demand. Thus, it is our opinion that the precautionary diversification of an investment portfolio into gold or gold-mining shares may be prudent as well as improve its overall performance.

We appreciate your participation in the Van Eck International Investors Gold Fund and look forward to working with you in the future.


[PHOTO OMITTED]            [PHOTO OMITTED]

/s/ JOHN C. VAN ECK        /s/ JOSEPH M. FOSTER
-------------------        --------------------
JOHN C. VAN ECK            JOSEPH M. FOSTER
CHAIRMAN                   MANAGEMENT TEAM MEMBER

July 19, 2001

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

The Financial Times Gold Mines Index, the Standard & Poor's 500 (S&P 500) Index and the Nasdaq Composite Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

  * The Financial Times Gold Mines Index is a market capitalization-weighted index of gold-mining shares.

 ** The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

*** The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small cap stocks.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/01
--------------------------------------------------------------------------------
AVERAGE ANNUAL                  AFTER MAXIMUM     BEFORE SALES
TOTAL RETURN                    SALES CHARGE*     CHARGE
--------------------------------------------------------------------------------
Life (since 2/10/56)                7.92%            8.06%
--------------------------------------------------------------------------------
20 year                             0.18%            0.48%
--------------------------------------------------------------------------------
15 year                            (1.65)%          (1.26)%
--------------------------------------------------------------------------------
10 year                            (7.31)%          (6.77)%
--------------------------------------------------------------------------------
5 year                            (18.93)%         (17.96)%
--------------------------------------------------------------------------------
1 year                             (6.74)%          (0.96)%
--------------------------------------------------------------------------------

*A shares: maximum sales charge is 5.75%


THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.


                              GEOGRAPHICAL HOLDINGS
                               AS OF JUNE 30, 2001

[Data below represents pie chart in printed piece.]

Canada               28.2%
Cash/Equivalent       4.6%
Australia            13.3%
United States        25.0%
South Africa         27.2%
United Kingdom        0.6%
Peru                  1.1%

                           U.S. GOVERNMENT MONEY FUND
--------------------------------------------------------------------------------

Dear Shareholder:

The Van Eck U.S. Government Money Fund continues to meet its objectives as an investment that seeks safety of principal and daily liquidity. It also serves to assist investors who wish to employ our exchange privileges or to use our checkwriting privileges. The Fund's seven-day average yield was 4.79%* and its 30-day average yield was 2.86% on June 29, 2001.

During the first half of 2001, the yield on three-month Treasury bills averaged 4.35%. Treasury bill rates fell precipitously on the back of a dramatic easing of monetary policy by the Federal Reserve. The Fed, trying to combat the slowdown in economic activity that started at the end of 2000 and that has persisted throughout the first half of 2001, has aggressively eased the federal funds target rate six times so far in 2001 by a remarkable 275 basis points (2.75%). Due to this easing, the rates on three-month T-bills have fallen steadily from their high of 5.90% on January 2 to a low of 3.41% on June 19. This dramatic monetary stimulus combined with the fiscal stimulus associated with the $1.35 billion tax cut signed into law in June should begin to pull the U.S. economy out of the economic doldrums in the second half of 2001. We look for money market rates to rise as signs of an economic recovery become apparent and investors begin to discount the end of monetary easing by the Federal Reserve.

The Fund's investment strategy continues to emphasize safety by investing in short-term United States Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations. These obligations are the most conservative money market investments and offer the highest degree of security since they are backed by the U.S. Government.** Of course, shares of the Fund are not guaranteed by the government and there can be no guarantee that the price of the Fund's shares will not fluctuate.*** Repurchase agreements allow us to take advantage of higher yields without significantly increasing risk. The Fund's repurchase agreements are collateralized 102% by U.S. Treasury obligations with maturities of less than five years. In addition, your Fund has possession of the collateral.

We plan to continue our current investment strategy, keeping an equal weighting between U.S. Treasury bills and repurchase agreements over time. However, when repurchase agreements offer an attractive yield pickup over Treasury bills we will look to place more emphasis on repurchase agreements.

The U.S. Government Money Fund offers daily liquidity and checkwriting privileges, providing the kind of convenient access to cash not available in many other types of investments. The Fund also provides an excellent base from which investors may transfer money into or out of other members of the Van Eck Family of Funds.+ We appreciate your participation in the Van Eck U.S. Government Money Fund and look forward to helping you meet your investment objectives in the future.


[PHOTO OMITTED]

/s/ GREGORY F. KRENZER
----------------------
GREGORY F. KRENZER
PORTFOLIO MANAGER

July 15, 2001

-------------------

    Performance data represents past performance and is not indicative of future results.

 * An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

*** There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the Fund.

  + Currently, there is no charge imposed on exchanges or limits as to frequency of exchanges for this Fund. However, shareholders are limited to six exchanges per calendar year for other Van Eck and Van Eck/Chubb Funds. The Funds reserve the right to modify or terminate the terms of the Exchange Privilege.

                                ASIA DYNASTY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2001 (UNAUDITED)

NO. OF SHARES  SECURITIES (a)                                VALUE (NOTE 1)
---------------------------------------------------------------------------

CHINA: 2.7%
    1,900,000  China Petroleum and Chemical Corp.              $  380,004
      250,000  MATRIX 8848.net Holdings, LLC (b)(c)(d)            125,000
                                                              -----------
                                                                  505,004
                                                              -----------
HONG KONG: 45.0%
      414,000  Asia Satellite Telecommunications
                 Holdings Ltd.                                    716,548
      405,000  ASM Pacific Technology Ltd.                        726,932
    1,548,000  Brilliance China Automotive Holdings Ltd.          377,082
       59,000  Cheung Kong (Holdings) Ltd.                        642,957
       86,000  China Mobile (Hong Kong) Ltd.                      454,262
      519,000  China Unicom Ltd.                                  904,935
      800,000  Cofco International Ltd.                           179,489
    2,238,000  Convenience Retail Asia                            767,529
    1,785,000  Denway Motors Ltd.                                 640,777
      360,000  Esprit Holding                                     394,620
       10,000  HSBC Holding PLC                                   118,271
       75,000  Hutchison Whampoa Ltd.                             757,221
      492,000  Li & Fung Ltd.                                     807,395
       95,000  Television Broadcast Ltd.                          399,492
      293,000  TravelSky Technology Ltd.                          296,760
      850,000  Zhejiang Expressway Co. Ltd.                       207,055
                                                              -----------
                                                                8,391,325
                                                              -----------
INDIA: 16.5%
      128,400  HCL Technologies Ltd.                              727,027
       21,500  Housing Development Finance
                 Corporation Ltd.                                 309,017
       12,200  Infosys Technologies Ltd.                          936,915
      208,000  Satyam Computer Services Ltd.                      745,068
      239,000  Sonata Software Ltd.                                86,627
       28,000  Videsh Sanchar Nigam Ltd.                          192,857
       43,710  Visualsoft Technologies Ltd.                        78,983
                                                              -----------
                                                                3,076,494
                                                              -----------
INDONESIA: 0.7%
      750,000  PT Bank Pan Indonesia Tbk Warrants
                 (expiring 7/08/02)                                 1,382
      475,000  PT Telekomunikasi Indonesia                        133,450
                                                              -----------
                                                                  134,832
                                                              -----------
PHILIPPINES: 0.0%
        3,000  Benpres Holdings Corp. (GDR)                         1,890
                                                              -----------
SINGAPORE: 3.2%
       31,420  Datacraft Asia Ltd.                                128,194
      115,000  Singapore Technologies Engineering Ltd.            162,798
       34,000  Singapore Land Ltd. Warrants
                 (expiring 3/23/05)                                31,342
      490,000  Star Cruises Ltd.                                  264,600
                                                              -----------
                                                                  586,934
                                                              -----------
SOUTH KOREA: 8.7%
       14,210  Housing & Commercial Bank, Korea                   317,963
        9,810  Korea Telecom Corp.                                392,249
        1,100  NCsoft Corp.                                        90,081
        3,576  Samsung Electronics                                527,945
        2,500  Shinsegae Co. Ltd.                                 180,700
          800  SK Telecom Co. , Ltd.                              117,800
                                                              -----------
                                                                1,626,738
                                                              -----------
TAIWAN: 15.0%
      168,000  Advantech Co. Ltd.                                 568,458
      428,375  Compal Electronics, Inc.                           460,351
      115,000  Elan Microelectronics Corp.                        222,117
       99,800  Siliconware Precision Industries Co.
                 (ADR)                                            281,436
       55,000  Sunplus Technology Co. Ltd.                        233,227
      211,235  Taiwan Cellular Corp.                              275,471
      446,800  United Microelectronics Corp.                      593,051
       23,000  Via Technologies, Inc.                             158,989
                                                              -----------
                                                                2,793,100
                                                              -----------
THAILAND: 1.1%
    1,000,000  Regional Container Line
                  Public Co. Ltd. "F"                             207,577
                                                              -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 92.9%
(Cost: $19,506,435)                                            17,323,894
                                                              -----------

SHORT-TERM OBLIGATION: 1.1%

PRINCIPAL                        INTEREST  MATURITY
AMOUNT                             RATE      DATE
----------------------------------------------------
$209,000
 Repurchase Agreement (Note 10):
  Purchased on 6/29/01;
  maturity value $209,066
  (with State Street Bank & Trust
  Co., collateralized by $215,000
  Federal Home Loan Bank
  4.75% due 5/22/03
  with a value of $216,503)
  (Cost: $209,000)                  3.80%   7/02/01               209,000
                                                              -----------

TOTAL INVESTMENTS: 94.0%
(Cost: $19,715,435)                                            17,532,894
OTHER ASSETS LESS LIABILITIES: 6.0%                             1,114,787
                                                              -----------
NET ASSETS: 100%                                              $18,647,681
                                                              ===========

---------------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Affiliated company. See Schedule of Affiliated Company Transactions
    (Note 9).
(c) Fair value as determined by Board of Trustees.
(d) Restricted security (Note 8).
GLOSSARY:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
"F" - Foreign Registry

                        See Notes to Financial Statements

                                ASIA DYNASTY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                      JUNE 30, 2001 (UNAUDITED) (CONTINUED)

SUMMARY OF                                           % OF
INVESTMENTS                                           NET
BY INDUSTRY                                          ASSETS
-----------                                          ------
Automotive                                            5.5%
Broadcast Media                                       2.2%
Computer Software & Technology                        8.0%
Computer Services                                     8.6%
Distribution                                          4.3%
Electronics                                           4.0%
Engineering & Construction                            0.9%
Financial Services                                    5.1%
Holding                                               5.0%
Oil                                                   2.0%
Real Estate                                           3.6%
Retail                                                7.2%
Semiconductors & Semiconductor Equipment             13.2%
Technology Hardware                                   3.0%
Telecommunications                                   17.8%
Transportation                                        2.5%
Short-Term Obligation                                 1.1%
Other assets less liabilities                         6.0%
                                                    ------
                                                    100.0%
                                                    ======







                        See Notes to Financial Statements

                          EMERGING MARKETS VISION FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2001 (UNAUDITED)

NO. OF SHARES  SECURITIES (a)                                VALUE (NOTE 1)
---------------------------------------------------------------------------

BRAZIL: 4.4%
          550  Petroleo Brasileiro S.A. Pfd.                     $ 12,875
   22,000,000  Tele Norte Leste Participacoes S.A. (ADR)           17,963
                                                                ---------
                                                                   30,838
                                                                ---------
CROATIA: 1.6%
        1,000  Pliva D.D. (GDR)                                    11,100
                                                                ---------
HONG KONG: 17.3%
       10,000  Asia Satellite Telecommunications
                 Holdings Ltd.                                     17,308
        8,000  ASM Pacific Technology Ltd.                         14,359
        1,000  Cheung Kong (Holdings) Ltd.                         10,898
       19,000  China Unicom Ltd.                                   33,129
       52,000  Convenience Retail Asia Ltd.                        17,834
       16,000  Li & Fung Ltd.                                      26,256
                                                                ---------
                                                                  119,784
                                                                ---------
INDIA: 7.8%
        2,000  India Fund, Inc.                                    20,720
       2,5000  Videsh Sanchar Nigam Ltd.                           33,500
                                                                ---------
                                                                   54,220
                                                                ---------
INDONESIA: 0.8%
       20,000  PT Telekomunikasi Indonesia                          5,619
                                                                ---------
ISRAEL: 6.3%
          600  Bio-Technology General Corp.                         7,800
        1,050  ESC Medical Systems Ltd.                            30,324
          800  Fundtech Ltd.                                        5,360
                                                                ---------
                                                                   43,484
                                                                ---------
MEXICO: 9.7%
          500  America Movil S.A. de S.V.
                 (Series L) (ADR)                                  10,430
        5,000  Consorcio ARA S.A. de C.V.                           8,292
        7,000  Controladora Comercial
                 Mexicana S.A. de C.V.                              6,524
          500  Grupo Aeroportuario del
                 Sureste S.A. de S.V. (ADR)                         9,350
       22,000  Grupo Financiero Bancomer S.A. de S.V.              21,866
          300  Telefonos de Mexico S.A. de C.V.
                 (Sponsored ADR)                                   10,527
                                                                ---------
                                                                   66,989
                                                                ---------
RUSSIA: 12.4%
          500  AO Vimpel Com (Sponsored ADR)                        8,205
        1,000  Lukoil Pref.                                        11,750
          225  Mobile Telesystems (Sponsored ADR)                   6,165
        1,000  Norilsk Nickel                                      18,050
        4,000  Sun Interbrew Ltd. (GDR)                            13,578
       50,000  Surgutneftegas                                      12,775
        4,000  YUKOS                                               15,640
                                                                ---------
                                                                   86,163
                                                                ---------
SINGAPORE: 1.7%
        1,560  Datacraft Asia Ltd.                                  6,365
       10,000  Star Cruises Ltd.                                    5,400
                                                                ---------
                                                                   11,765
                                                                ---------
SOUTH AFRICA: 2.7%
        3,000  Alexander Forbes Ltd.                                6,361
        9,000  Comparex Holdings Ltd.                              12,536
                                                                ---------
                                                                   18,897
                                                                ---------
SOUTH KOREA: 7.7%
          600  Korea Telecom Corp.                                 23,990
          100  Samsung Electronics                                 14,764
          100  SK Telecom Co., Ltd.                                14,725
                                                                ---------
                                                                   53,479
                                                                ---------
TAIWAN: 11.0%
        2,375  Acer, Inc. (GDR)                                     7,909
        1,243  Compal Electronics, Inc.                             6,767
        1,800  Hon Hai Precision Industry Co. Ltd.                 21,960
        2,739  Powerchip Semiconductor Corp.                       17,119
        3,000  R.O.C. Taiwan Fund                                  13,860
        1,000  Winbond Electronic Corp.                             8,600
                                                                ---------
                                                                   76,215
                                                                ---------

TURKEY: 0.7%
    1,000,000  Turkiye Garanti Bankasi A.S.                         5,040
                                                                ---------
VENEZUELA: 3.4%
        1,000  Compania Anonima Nacional
                 Telefonos de Venezuela (CANTV)                    23,440
                                                                ---------
TOTAL STOCKS AND OTHER INVESTMENTS: 87.5%
(Cost: $728,700)                                                  607,033
                                                                ---------
SHORT-TERM OBLIGATION: 9.2%

PRINCIPAL                        INTEREST  MATURITY
AMOUNT                             RATE      DATE
----------------------------------------------------
$64,000
 Repurchase Agreement (Note 10):
  Purchased on 6/29/01;
  maturity value $64,020
  (with State Street Bank & Trust
  Co., collateralized by $65,000
  Federal Home Loan Bank
  4.80% due 5/29/03
  with a value of $65,345)
  (Cost: $64,000)                  3.80%   7/02/01                 64,000
                                                                ---------

TOTAL INVESTMENTS: 96.7%
(Cost: $792,700)                                                  671,033
OTHER ASSETS LESS LIABILITIES: 3.3%                                22,413
                                                                ---------
NET ASSETS: 100%                                                $ 693,446
                                                                =========


-----------------
(a)  Unless otherwise indicated, securities owned are shares of common stock.
GLOSSARY:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt

                        See Notes to Financial Statements

                          EMERGING MARKETS VISION FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                      JUNE 30, 2001 (UNAUDITED) (CONTINUED)

SUMMARY OF                                           % OF
INVESTMENTS                                           NET
BY INDUSTRY                                         ASSETS
-----------                                         ------
Air Transportation                                   1.3%
Beverages                                            2.0%
Closed End Fund                                      5.0%
Computer Software & Technology                       9.8%
Distribution                                         3.8%
Electrical Equipment & Electronics                   3.2%
Entertainment & Leisure                              0.8%
Financial Services & Insurance                       4.8%
Medical Devices                                      4.4%
Mining                                               2.6%
Oil & Gas                                            7.6%
Pharmaceuticals                                      2.7%
Real Estate                                          2.8%
Retail                                               3.5%
Semiconductors & Semiconductor Equipment             7.6%
Telecommunications                                  25.7%
Short-Term Obligation                                9.2%
Other assets less liabilities                        3.2%
                                                  -------
                                                   100.0%
                                                  =======




                        See Notes to Financial Statements

                             GLOBAL HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2001 (UNAUDITED)

NO. OF SHARES  SECURITIES (a)                                VALUE (NOTE 1)
---------------------------------------------------------------------------

AUSTRALIA: 8.0%
       13,000  BHP Billiton Ltd.                               $   68,974
       13,846  BHP Billiton Ltd. ( Bonus Shares)                   75,302
      690,000  M.I.M. Holdings Ltd.                               422,818
      319,215  Newcrest Mining Ltd.                               731,739
      500,000  Normandy Mining Ltd.                               316,603
       58,000  Origin Energy Ltd.                                  88,853
      250,000  Pasminco Ltd.                                       38,937
      667,400  Portman Mining Ltd.                                507,804
       41,000  Rio Tinto Ltd.                                     714,777
       84,809  WMC Ltd.                                           414,888
                                                              -----------
                                                                3,380,695
                                                              -----------
CANADA: 15.7%
       15,000  Aber Resources Ltd.                                168,335
       43,500  Abitibi-Consolidated, Inc.                         332,775
       25,000  Agnico Eagle Mines Ltd.                            212,500
        7,200  Alberta Energy Co. Ltd.                            297,059
       18,000  Anderson Exploration Ltd.                          364,194
       12,200  Barrick Gold Corp.                                 184,830
      707,700  Brazilian Resources, Inc.                           56,061
       31,800  Brookfield Properties Corp.                        608,773
        4,600  Canadian Natural Resources Ltd.                    136,192
       30,000  Canfor Corp.                                       196,059
       24,300  Cominco Ltd.                                       449,153
       50,000  Corner Bay Silver, Inc.                            158,432
      100,000  Cumberland Resources Ltd.                           62,712
       24,450  Ensign Resource Service Group, Inc.                242,910
       42,200  Francisco Gold Corp.                               179,681
       32,000  Gulf Canada Resources Ltd.                         259,405
      113,200  Meridian Gold, Inc.                                887,755
        7,800  NQL Drilling Tools, Inc.                            48,916
       15,000  Penn West Petroleum Ltd.                           386,177
       31,200  Placer Dome, Inc.                                  305,760
       11,400  Talisman Energy, Inc.                              434,597
       25,000  Tembec, Inc.                                       183,186
       35,000  Timberwest Forest Corp.                            281,876
      150,000  Wallbridge Mining Co. Ltd.                         113,873
        9,000  Westport Innovations, Inc.                          63,868
                                                              -----------
                                                                6,615,079
                                                              -----------
FINLAND: 0.6%
        22,500 Stora Enso Oyj (R Shares)                          238,683
                                                              -----------
FRANCE: 1.3%
        7,400  Total S.A. (ADR)                                   519,480
        3,500  Societe Fonciere Lyonnaise Warrants
                 (expiring 7/30/02)                                   401
        3,000  Unibail S.A. Warrants
                 (expiring 5/11/04)                                36,407
                                                              -----------
                                                                  556,288
                                                              -----------
GHANA: 0.0%
       30,191  Ashanti GSM Ltd.                                    19,564
                                                              -----------
HONG KONG: 1.3%
       15,000  Cheung Kong (Holdings) Ltd.                        163,463
       44,400  Sun Hung Kai Properties Ltd.                       399,890
                                                              -----------
                                                                  563,353
                                                              -----------
NETHERLANDS: 1.1%
        7,800  Royal Dutch Petroleum Co.                          454,506
                                                              -----------
PERU: 0.8%
       18,000  Compania de Minas Buenaventura
                 (Sponsored ADR)                                  331,919
                                                              -----------
RUSSIA: 3.4%
        1,679  Khanty-Mansiysk Oil Co. (b)(c)                     881,475
        2,600  Lukoil Holding Corp. (ADR)                         124,005
        2,600  Lukoil Holding Corp. Pfd. (ADR)                     59,796
        7,000  Norilsk Nickel                                      90,250
        7,800  Surgutneftegaz, Inc. Pfd.
                 (Sponsored ADR)                                  121,798
       35,000  YUKOS                                              136,850
                                                              -----------
                                                                1,414,174
                                                              -----------

SOUTH AFRICA: 10.6%
        4,092  Anglogold Ltd.                                      73,288
       50,000  Gold Fields Ltd. (Sponsored ADR)                   229,500
      243,000  Gold Fields Ltd.                                 1,095,480
       50,000  Harmony Gold Mining Co. Ltd.
                 (Sponsored ADR)                                  290,000
      173,800  Harmony Gold Mining Co. Ltd.                     1,013,707
       17,400  Impala Platinum Holdings Ltd.                      872,921
       23,000  Sappi Ltd. (ADR)                                   872,625
                                                              -----------
                                                                4,447,521
                                                              -----------
UNITED KINGDOM: 1.2%
       13,200  Anglo American PLC                                 198,710
       35,200  Billiton PLC                                       176,258
       50,000  Brancote Holdings PLC                              115,200
                                                              -----------
                                                                  490,168
                                                              -----------
UNITED STATES: 50.9%
       68,901  AK Steel Holding Corp.                             864,019
       12,000  Alcoa, Inc.                                        472,800
        8,000  AMB Property Corp.                                 206,080
        3,425  Apache Corp.                                       173,819
          700  Aquila, Inc.                                        17,255
       30,000  Arch Coal, Inc.                                    776,100
        3,900  Bedford Property Investors, Inc.                    81,705
       14,100  Boise Cascade Corp.                                495,897
        7,000  Boston Properties, Inc.                            286,300
       14,800  Chevron Corp.                                    1,339,400
        9,000  Consol Energy, Inc.                                227,700
         2,100 Cooper Cameron Corp.                               117,180
        10,000 Crescent Real Estate Equities Co.                  245,700
       12,100  Dana Corp.                                         282,414
       12,000  Denbury Resources, Inc.                            112,800
       15,100  Devon Energy Corp.                                 792,750
        4,900  Diamond Offshore Drilling, Inc.                    161,945
        2,640  Dominion Resources, Inc.                           158,743
        2,850  El Paso Corp.                                      149,739
        9,100  Enron Corp.                                        445,900
       19,900  Ensco International, Inc.                          465,660
       10,000  EOG Resources, Inc.                                355,500
       11,008  Equity Office Properties Trust                     348,183
        5,000  Equity Residential Properties Trust                282,750


                        See Notes to Financial Statements

                             GLOBAL HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                      JUNE 30, 2001 (UNAUDITED) (CONTINUED)

NO. OF SHARES  SECURITIES (a)                                VALUE (NOTE 1)
---------------------------------------------------------------------------

UNITED STATES: (continued)
        5,272  Exxon Mobil Corp.                                $ 460,509
        4,300  FMC Technologies, Inc.                              88,795
       16,500  Georgia-Pacific Group                              558,525
       11,525  Global Marine, Inc.                                214,710
        2,900  Halliburton Co.                                    103,240
       11,800  Hilton Hotels Corp.                                136,880
      252,601  Homestake Mining Co.                             1,957,658
       17,000  Host Marriott Corp.                                212,840
       18,480 International Paper Co.                             659,736
       25,200  Massey Energy Co.                                  497,952
        4,960  Mirant Corp.                                       170,624
       13,900  Nabors Industries, Inc.                            517,080
        6,560  Newfield Exploration Co.                           210,314
       12,000  Newmont Mining Corp.                               223,320
        7,800  Noble Drilling Corp.                               255,450
        8,300  Occidental Petroleum Corp.                         220,697
       31,600  Ocean Energy, Inc.                                 551,420
       21,875  Parker Drilling Co.                                142,188
        3,500  Peabody Energy Corp.                               114,625
       10,500  Phelps Dodge Corp.                                 435,750
        3,200  Phillips Petroleum Co.                             182,400
        5,000  Potash Corp.                                       287,000
        9,600  Prentiss Properties Trust                          252,480
        6,500  Pride International, Inc.                          123,500
        6,100  Rowan Co.                                          134,810
        8,000  Santa Fe International Corp.                       232,000
       13,700  Schlumberger Ltd.                                  721,305
        2,400  Sealed Air Corp.                                    89,400
        4,800  Shaw Group, Inc. (The)                             192,480
        6,500  Simon Property Group, Inc.                         194,805
        2,780  Smith International, Inc.                          166,522
        9,275  Stillwater Mining Co.                              271,294
        4,540  Transocean Sedco Forex, Inc.                       187,275
        3,600  Tyco International Ltd.                            196,200
       23,750  USX Marathon Group                                 478,563
       10,800  Weyerhaeuser Co.                                   593,675
        7,000  Willamette Industries, Inc.                        346,500
        6,400  Williams Cos., Inc. (The)                          210,880
                                                              -----------
                                                               21,453,741
                                                              -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 94.9%
(Cost: $38,695,316)                                            39,965,691
                                                              -----------

PRINCIPAL                          INTEREST   MATURITY
AMOUNT                               RATE       DATE       VALUE (NOTE 1)
-------------------------------------------------------------------------
$2,412,000
 Repurchase Agreement (Note 10):
  Purchased on 6/29/01;
  maturity value $2,412,763
  (with State Street Bank & Trust
  Co., collateralized by $2,435,000
  Federal National Mortgage
  Association 5.02%
  due 4/25/03 with a value of
  $2,464,515)
  (Cost: $2,412,000)               3.80%      7/02/01         $ 2,412,000
                                                              -----------


TOTAL INVESTMENTS: 100.6%
(Cost: $41,107,316)                                            42,377,691
OTHER ASSETS LESS LIABILITIES: (0.6)%                            (243,086)
                                                              -----------
NET ASSETS: 100%                                              $42,134,605
                                                              ===========


-------------------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Restricted security (Note 8). (c)Fair value as determined by Board of Trustees.
GLOSSARY:
ADR - American Depositary Receipt

SUMMARY OF                                                       % OF
INVESTMENTS                                                      NET
BY INDUSTRY                                                     ASSETS
-----------                                                     ------
Agricultural                                                      0.7%
Energy                                                           34.4%
Forest Products & Paper                                          11.5%
Industrial Metals                                                14.1%
Manufacturing                                                     1.1%
Precious Metals                                                  22.6%
Real Estate                                                       8.2%
Transportation                                                    0.2%
Short-Term Obligation                                             5.7%
Other                                                             2.1%
Other assets less liabilities                                   (0.6%)
                                                               -------
                                                                100.0%
                                                               =======

                        See Notes to Financial Statements

                               GLOBAL LEADERS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2001 (UNAUDITED)

NO. OF SHARES  SECURITIES (a)                                VALUE (NOTE 1)
---------------------------------------------------------------------------

AUSTRALIA: 0.6%
       22,100  Woolworths Ltd.                                 $  124,139
                                                              -----------
BRAZIL: 1.0%
        5,600  Embraer Aircraft Corp.                             218,680
                                                              -----------
DENMARK: 4.0%
       17,000  Danske Bank                                        305,714
        4,600  ISS A/S                                            269,634
        3,000  Novo Nordisk                                       132,825
        3,000  Vestas Wind Systems A/S                            139,995
                                                              -----------
                                                                  848,168
                                                              -----------
FINLAND: 0.6%
        5,300  Nokia Oyj                                          118,293
                                                              -----------
FRANCE: 4.3%
        1,300  Coflexip S.A.                                      188,655
        4,000  Sanofi-Synthelabo S.A.                             263,082
        5,700  Societe Television Francaise                       166,693
         2,000 Total Fina Elf S.A. (Class B)                      280,733
                                                              -----------
                                                                  899,163
                                                              -----------
GERMANY: 4.4%
        6,000  Bayerische Motoren Werke                           199,093
        2,700  Metro AG                                           101,095
        2,000  MLP AG Pfd.                                        222,516
        7,500  Schering AG                                        394,622
                                                              -----------
                                                                  917,326
                                                              -----------
HONG KONG: 2.3%
       16,000  Cheung Kong (Holdings) Ltd.                        174,361
       15,000  China Telecom (Hong Kong) Ltd.                      79,232
       46,800  CLP Holding Ltd.                                   196,203
      280,000  Denway Motors Ltd.                                 100,514
        4,971  HSBC Holdings PLC                                   58,792
                                                              -----------
                                                                  609,102
                                                              -----------
IRELAND: 0.6%
       10,500  Allied Irish Banks                                 118,068
                                                              -----------
ITALY: 1.6%
       19,000  Mondadori (Arnoldo) Editore S.p.A.                 136,460
       36,000  Saipem S.p.A.                                      197,912
                                                              -----------
                                                                  334,372
                                                              -----------
JAPAN: 10.7%
        9,000  Canon, Inc.                                        363,855
        1,200  Fanuc Ltd.                                          59,766
        4,000  Kao Corp.                                           99,467
        5,200  Nitto Denko Corp.                                  150,162
       15,000  Nomura Securities Co., Ltd. (The)                  287,571
           12  NTT Mobile Communications
                 Network, Inc.                                    208,880
        9,000  Pioneer Electric Corp.                             273,613
        1,500  Rohm Co.                                           233,185
        2,000  Shin-Etsu Chemical Co., Ltd.                        73,477
        2,000  SMC Corp.                                          214,174
       11,000  Tokio Marine & Fire Insurance Co.                  102,795
        8,000  Yamato Transport Co., Ltd.                         167,810
                                                              -----------
                                                                2,234,755
                                                              -----------
NETHERLANDS: 2.8%
        4,000  Philips Electronics N.V.                           262,063
        5,000  St. Microelectronics N.V.                          173,973
                                                              -----------
                                                                  436,036
                                                              -----------
SINGAPORE: 0.0%
          720  Datacraft Asia Ltd.                                  2,938
                                                              -----------
SPAIN: 0.7%
        8,000  Banco Bilbao Vizcaya Argentaria S.A.               103,739
        3,300  Industria de Diseno Textil S.A.                     52,790
                                                              -----------
                                                                  156,529
                                                              -----------
SWITZERLAND: 0.9%
        5,200  Novartis AG                                        188,383
                                                              -----------
TAIWAN: 0.1%
         2,400 United Microelectronics                             21,360
                                                              -----------

UNITED KINGDOM: 8.5%
       13,000  Amvescap PLC                                       226,937
        5,000  Colt Telecom Group PLC                              34,772
       27,200  Compass Group                                      218,764
       16,000  Lloyds TSB Group PLC                               160,913
           21  Misys PLC                                              148
       21,000  Ocean Group                                        225,446
       13,000  Reckitt Benckiser PLC                              188,349
       16,000  Reed International                                 142,481
       13,000  Royal Bank of Scotland Group PLC                   287,944
        6,000  Shire Pharmaceuticals                              109,744
       64,500  Telewest Communications                             81,142
       32,000  Tesco PLC                                          116,065
                                                              -----------
                                                                1,792,705
                                                              -----------
UNITED STATES: 54.6%
       20,000  ADC Telecommunications, Inc.                       132,000
        2,800  Aglient Technologies, Inc.                          91,000
        5,000  American Express Co.                               194,000
        5,000  American International Group, Inc.                 430,000
        5,000  Anadarko Petroleum Corp.                           270,150
       10,000  Broadwing, Inc.                                    244,500
        9,000  Cisco Systems, Inc.                                163,800
        7,500  Clear Channel Communications, Inc.                 470,250
       10,000  Costco Wholesale Corp.                             410,800
        5,300  CVS Corp.                                          204,580
        2,500  Electronic Data System Corp.                       156,250
        6,000  EMC Corp.                                          174,300
        5,900  Enron Corp.                                        289,100
        7,500  Federal National Mortgage Association              638,625
       14,200  Flextronics International Ltd.                     370,762
       12,000  General Electric Co.                               585,000
        4,800  Genzyme Corp.                                      292,800

                        See Notes to Financial Statements

                               GLOBAL LEADERS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                      JUNE 30, 2001 (UNAUDITED) (CONTINUED)

NO. OF SHARES  SECURITIES (a)                                VALUE (NOTE 1)
---------------------------------------------------------------------------

UNITED STATES: (continued)
        7,500  Home Depot, Inc.                                $  349,125
        7,500  JDS Uniphase Corp.                                  95,625
        7,500  Lilly & Co.                                        555,000
        4,900  Marsh & McLennan Co., Inc.                         494,900
        8,000  Medtronic, Inc.                                    368,080
        8,000  Merck & Co.                                        511,285
        5,000  Mercury Interactive Corp.                          299,500
       10,000  Oracle Corp.                                       190,000
       10,000  Pfizer, Inc.                                       400,500
       14,000  Solectron Corp.                                    256,200
       10,000  The St. Paul Co., Inc.                             506,900
        8,000  Target Corp.                                       276,800
       12,000  Transocean Sedco Forex, Inc.                       495,000
       12,000  Tyco International Ltd.                            654,000
        5,000  United Technologies Corp.                          366,300
        9,765  Viacom, Inc.                                       505,345
                                                              -----------
                                                               11,442,477
                                                              -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 97.7%
(Cost: $19,298,651)                                            20,462,494
                                                              -----------
SHORT-TERM OBLIGATION: 2.0%

PRINCIPAL                          INTEREST   MATURITY
AMOUNT                               RATE       DATE
------------------------------------------------------
$426,000
 Repurchase Agreement (Note 10):
  Purchased on 6/29/01;
  maturity value $426,135
  (with State Street Bank & Trust
  Co., collateralized by $435,000
  Federal National Mortgage
  Association 4.75%
  due 5/02/03 with a value of
  $437,719)
  (Cost: $426,000)                 3.80%      7/02/01             426,000
                                                              -----------

TOTAL INVESTMENTS: 99.7%
(Cost: $19,724,651)                                            20,888,494
OTHER ASSETS LESS LIABILITIES: 0.3%                                69,448
                                                              -----------
NET ASSETS: 100%                                              $20,957,942
                                                              ===========

-------------
(a) Unless otherwise indicated, securities owned are shares of common stock.

SUMMARY OF                                                      % OF
INVESTMENTS                                                      NET
BY INDUSTRY                                                    ASSETS
-----------                                                    ------
Aerospace & Defense                                             1.0%
Apparel                                                         0.3%
Automotive                                                      1.4%
Banks                                                           3.5%
Broadcast Media                                                 5.5%
Chemicals                                                       1.5%
Commercial Services                                             1.3%
Computer Services                                               4.2%
Distribution                                                    1.1%
Drug                                                            4.3%
Electronics & Electrical                                        9.6%
Energy                                                          0.7%
Financial Services                                              9.2%
Holding Companies                                               3.5%
Insurance                                                       7.3%
Manufacturing                                                   4.9%
Medical Products & Supplies                                     5.7%
Natural Gas                                                     1.4%
Office Equipment                                                1.7%
Oil (Integrated/Services & Products)                            5.5%
Pharmaceuticals                                                 5.4%
Publishing & Broadcasting                                       0.7%
Real Estate                                                     0.8%
Restaurants                                                     1.0%
Retail                                                          8.9%
Semiconductors                                                  0.8%
Technology                                                      0.4%
Telecommunications                                              3.6%
Toiletries/Cosmetics                                            0.8%
Transportation                                                  0.8%
Utilities                                                       0.9%
Short-Term Obligation                                           2.0%
Other assets less liabilities                                   0.3%
                                                              ------
                                                              100.0%
                                                              ======

                        See Notes to Financial Statements

                        INTERNATIONAL INVESTORS GOLD FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2001 (UNAUDITED)

NO. OF SHARES  SECURITIES (a)                                VALUE (NOTE 1)
---------------------------------------------------------------------------

AUSTRALIA: 13.3%
    2,987,400  Delta Gold Ltd.                               $  2,440,825
    6,033,788  Lihir Gold Ltd.                                  2,803,850
    2,109,685  Newcrest Mining Ltd.                             4,836,047
    6,858,032  Normandy Mining Ltd.                             4,342,547
      725,000  Pasminco Ltd.                                      112,918
                                                            -------------
                                                               14,536,187
                                                            -------------
CANADA: 28.2%
      317,300  Agnico-Eagle Mines Ltd.                          2,697,050
      324,871  Barrick Gold Corp.                               4,921,796
       31,000  Cominco Ltd.                                       572,994
      520,000  Corner Bay Minerals, Inc.                          549,229
      350,000  Cumberland Resources Ltd.                          219,494
       51,864  Franco Nevada Mining Corp. Ltd.                    666,595
      409,800  Goldcorp, Inc. (Class A)                         4,421,742
      200,000  Great Basin Gold Ltd.                              128,065
      168,200  IAMGOLD Corp.                                      341,430
      589,900  Meridian Gold, Inc.                              4,626,209
      419,000  Miramar Mining Corp.                               331,914
    1,052,275  Placer Dome, Inc.                               10,312,295
      586,600  Richmont Mines, Inc.                               743,487
       30,000  Teck Corp. (Class A)                               256,461
                                                            -------------
                                                               30,788,761
                                                            -------------
PERU: 1.1%
       63,300  Compania de Minas Buenaventura
                 S.A. (ADR)                                     1,167,252
                                                            -------------
SOUTH AFRICA: 27.2%
      235,449  Anglogold Ltd. (Sponsored ADR)                   4,216,892
    3,895,855  Avgold Ltd.                                      2,325,594
    1,700,862  Gold Fields Ltd. (Sponsored ADR)                 7,738,922
    1,147,226  Gold Fields Ltd.                                 5,171,862
      771,440  Harmony Gold Mining Co. Ltd.
                 (Sponsored ADR)                                4,389,494
      366,500  Harmony Gold Mining Co. Ltd.                     2,137,651
       80,000  Harmony Gold Warrants
                 (expiring 6/29/03)                               148,800
       71,000  Impala Platinum Holdings Ltd. (ADR)              3,553,017
                                                            -------------
                                                               29,682,232
                                                            -------------
UNITED KINGDOM: 0.6%
      300,000  Brancote                                           691,201
                                                            -------------
UNITED STATES: 25.0%
       18,000  Arch Coal, Inc.                                    465,660
    3,000,000  Business Development Bank of Canada,
                 Gold Linked Note
                 2.50% due 12/14/01 (b)                         2,422,800
       13,600  Enron Corp.                                        666,400
    1,234,000  Glamis Gold Ltd.                                 3,504,560
    1,961,139  Homestake Mining Co.                            15,198,827
    3,000,000  HSBC Bank USA, Gold Linked Note
                 2.50% due 8/17/01 (b)                          2,633,400
      122,683  Newmont Mining Corp.                             2,283,132
                                                            -------------
                                                               27,174,779
                                                            -------------
TOTAL STOCKS AND OTHER INVESTMENTS: 95.4%
(Cost: $97,587,438)                                           104,040,412
OTHER ASSETS LESS LIABILITIES: 4.6%                             5,061,866
                                                            -------------
NET ASSETS: 100%                                             $109,102,278
                                                            =============

---------------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Structured note (Note 1).
GLOSSARY:
ADR - American Depositary Receipt


SUMMARY OF                                                          % OF
INVESTMENTS                                                          NET
BY INDUSTRY                                                         ASSETS
-----------                                                         ------
Energy                                                               1.0%
Industrial Metals                                                    0.6%
Precious Metals                                                     93.8%
Other assets less liabilities                                        4.6%
                                                                   ------
                                                                   100.0%
                                                                   ======

                        See Notes to Financial Statements

                           U.S. GOVERNMENT MONEY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2001 (UNAUDITED)

                       ANNUALIZED YIELD
                         AT TIME OF
 PRINCIPAL               PURCHASE OR       MATURITY               VALUE
 AMOUNT                  COUPON RATE         DATE                (NOTE 1)
-------------------------------------------------------------------------
U.S. TREASURY BILLS: 117.6%

$20,000,000                  3.40%          8/23/01          $ 19,899,889
 20,000,000                  3.30%          8/30/01            19,889,000
 10,000,000                  3.40%          8/30/01             9,943,333
                                                             ------------
TOTAL U.S. TREASURY BILLS: 117.6%
(Amortized Cost: $49,732,222)                                  49,732,222
                                                             ------------
SHORT-TERM OBLIGATION: 23.6%
PRINCIPAL                        INTEREST    MATURITY
AMOUNT                             RATE        DATE
-----------------------------------------------------
$9,955,000
 Repurchase Agreement (Note 10):
  Purchased on 6/29/01;
  maturity value $9,958,152
  (with State Street Bank and
  Trust Co., collateralized by
  $10,210,000 U.S. Treasury
  Bill 3.40% due 8/23/01
  with a value of $10,158,950)
  (Cost: $9,955,000)               3.80%     7/02/01            9,955,000
                                                             ------------
TOTAL INVESTMENTS: 141.2%
(Cost: $59,687,222)                                            59,687,222
OTHER ASSETS LESS LIABILITIES: (41.2)%                        (17,417,164)
                                                             ------------
NET ASSETS: 100%                                             $ 42,270,058
                                                             ============

                        See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2001 (unaudited)

                                                                         ASIA DYNASTY            EMERGING MARKETS
                                                                             FUND                   VISION FUND
                                                                         ------------            ----------------
ASSETS:
Investments at cost ....................................................  $19,459,735                 $792,700
                                                                          ===========              ===========
Investments at value (including repurchase agreements of
  $209,000, $64,000, $2,412,000, $426,000, $0and $9,955,000) (Note 1) ..  $17,407,894                 $671,033
Investments in affiliate, at value (cost $255,700) (Note 9) ............      125,000                       --
Cash and foreign currency ..............................................      804,697                    2,842
Cash--initial margin ...................................................           --                       --
Receivables:
  Securities sold ......................................................           --                    3,580
  Dividends and interest ...............................................       21,896                    2,741
  Capital shares sold ..................................................      745,578                       --
  Due from adviser .....................................................           --                   25,826
  Due from broker (Note 11) ............................................           --                       --
Unrealized appreciation on open forward foreign currency contracts
  (Note 6) .............................................................           --                       --
Other assets ...........................................................           --                    4,722
                                                                          -----------              -----------
    Total assets .......................................................   19,105,065                  710,744
                                                                          -----------              -----------
LIABILITIES:
Payables:

  Due to custodian .....................................................           --                       --
  Line of credit (Note 12) .............................................           --                       --
  Securities purchased .................................................      267,342                    1,840
  Dividends payable ....................................................          --                        --
  Capital shares redeemed ..............................................       86,488                       --
  Accounts payable .....................................................       71,470                   14,713
  Due to distributor (Note 4) ..........................................       13,111                      633
  Due to adviser (Note 2) ..............................................       18,517                       --
  Due to trustees (Note 7) .............................................          412                      112
Unrealized depreciation on open forward foreign currency contracts
  (Note 6) .............................................................           44                       --
                                                                          -----------              -----------
    Total liabilities ..................................................      457,384                   17,298
                                                                          -----------              -----------
NET ASSETS .............................................................  $18,647,681                 $693,446
                                                                          ===========              ===========
CLASS A SHARES+:
Net assets .............................................................  $13,335,297                 $693,446
                                                                          ===========              ===========
Shares outstanding .....................................................    2,039,333                  100,146
                                                                          ===========              ===========
Net asset value and redemption price per share .........................        $6.54                    $6.92
                                                                          ===========              ===========
Maximum offering price per share  (NAV/(1--maximum sales commission) ...        $6.94                    $7.34
                                                                          ===========              ===========
CLASS B SHARES:
Net assets .............................................................   $5,312,384                       --
                                                                          ===========              ===========
Shares outstanding .....................................................      864,737                       --
                                                                          ===========              ===========
Net asset value, maximum offering and redemption price per share
  (Redemption may be subject to a contingent deferred sales charge
  within the first six years of ownership) .............................        $6.14                       --
                                                                          ===========              ===========
CLASS C SHARES:
Net assets .............................................................           --                       --
                                                                          ===========              ===========
Shares outstanding .....................................................           --                       --
                                                                          ===========              ===========
Net asset value, maximum offering and redemption price per share
  (Redemption may be subject to contingent deferred sales charge
    within the first year of ownership) ................................           --                       --
                                                                          ===========              ===========
Net assets consist of:
  Aggregate paid in capital ............................................  $23,872,875               $1,088,485
  Unrealized appreciation (depreciation) of investments, swaps,
    foreign currencies and forward foreign currency contracts ..........   (2,202,183)                (121,668)
  Undistributed net investment income (loss) ...........................     (208,944)                   1,675
  Cumulative realized gain (loss) ......................................   (2,814,067)                (275,046)
                                                                          -----------              -----------
                                                                          $18,647,681                 $693,446
                                                                          ===========              ===========

-------------------
+ The U.S. Government Money Fund does not have a designated class of shares.

                        See Notes to Financial Statements

GLOBAL HARD ASSETS                 GLOBAL             INTERNATIONAL INVESTORS           U.S. GOVERNMENT
       FUND                     LEADERS FUND                 GOLD FUND                     MONEY FUND
------------------              ------------          -----------------------           ---------------

   $41,107,316                  $19,724,651                  $97,587,438                   $59,687,222
   ===========                  ===========                 ============                   ===========

   $42,377,691                  $20,888,494                 $104,040,412                   $59,687,222
            --                           --                           --                            --
            --                           --                           --                         1,716
        38,990                           --                           --                            --

       155,125                      268,726                    1,751,363                            --
        59,183                       29,810                      106,253                         2,102
            --                           --                   11,058,498                            --
            --                           --                           --                            --
       187,453                           --                           --                            --

            --                          112                           --                            --
        10,920                           --                           --                            --
   -----------                  -----------                 ------------                   -----------
    42,829,362                   21,187,142                  116,956,526                    59,691,040
   -----------                  -----------                 ------------                   -----------



        59,012                       51,632                    7,389,157                            --
            --                           --                           --                            --
       411,315                      114,379                      101,706                            --
            --                           --                           --                        40,965
        48,256                       10,470                       51,548                    17,262,985
       135,109                       33,221                      175,318                        70,149
        13,574                       10,061                       24,493                        17,541
        17,276                        6,713                      109,275                        29,063
        10,215                        1,623                       11,203                           278

            --                        1,101                           29                            --
   -----------                  -----------                 ------------                   -----------
       694,757                      229,200                    7,854,247                    17,420,981
   -----------                  -----------                 ------------                   -----------
   $42,134,605                  $20,957,942                 $109,102,278                   $42,270,059
   ===========                  ===========                 ============                   ===========

   $36,966,111                  $17,541,104                 $109,102,278                    42,270,059
   ===========                  ===========                 ============                   ===========
     2,944,954                    2,371,792                   22,099,470                    42,332,301
   ===========                  ===========                 ============                   ===========
        $12.55                        $7.40                        $4.94                         $1.00
   ===========                  ===========                 ============                   ===========
        $13.32                        $7.85                        $5.24                            --
   ===========                  ===========                 ============                   ===========

    $2,826,901                   $3,416,838                           --                            --
   ===========                  ===========                 ============                   ===========
       227,516                      473,534                           --                            --
   ===========                  ===========                 ============                   ===========


        $12.43                        $7.22                           --                            --
   ===========                  ===========                 ============                   ===========

    $2,341,593                           --                           --                            --
   ===========                  ===========                 ============                   ===========
       187,714                           --                           --                            --
   ===========                  ===========                 ============                   ===========


        $12.47                           --                           --                            --
   ===========                  ===========                 ============                   ===========

   $53,365,687                  $21,397,518                 $122,861,004                   $42,332,301

     1,371,842                    1,162,522                    6,452,662                            --
       (43,467)                    (202,861)                     162,447                            --
   (12,559,457)                  (1,399,327)                 (20,373,835)                      (62,242)
   -----------                  -----------                 ------------                   -----------
   $42,134,605                  $20,957,942                 $109,102,278                   $42,270,059
   ===========                  ===========                 ============                   ===========

                        See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF OPERATIONS
Six Months Ended June 30, 2001 (unaudited)

                                                                          ASIA DYNASTY               EMERGING MARKETS
                                                                              FUND                      VISION FUND
                                                                          ------------               ----------------
INCOME:
Dividends ..............................................................    $ 208,165                     $  10,711
Interest ...............................................................       14,890                         1,512
Foreign taxes withheld .................................................      (13,967)                         (794)
                                                                          -----------                   -----------
Total income ...........................................................      209,088                        11,429
                                                                          -----------                   -----------
EXPENSES:
Management (Note 2) ....................................................       79,454                         4,168
Distribution Class A (Note 4) ..........................................       37,570                         2,237
Distribution Class B (Note 4) ..........................................       30,798                            --
Distribution Class C (Note 4) ..........................................          --                             --
Administration (Note 2) ................................................       35,793                           671
Transfer agent .........................................................       56,110                        21,411
Custodian ..............................................................       37,435                        14,948
Registration ...........................................................       16,109                         8,604
Professional ...........................................................       21,458                         6,153
Interest expense (Note 12) .............................................        7,034                            --
Reports to shareholders ................................................       20,272                         3,000
Trustees' fees and expenses (Note 7) ...................................        3,620                            --
Other ..................................................................        4,525                           510
                                                                          -----------                   -----------
Total expenses .........................................................      350,178                        61,702
Expense reduction (Note 2) .............................................           --                       (53,130)
                                                                          -----------                   -----------
Net expenses ...........................................................      350,178                         8,572
                                                                          -----------                   -----------
Net investment income (loss) ...........................................     (141,090)                        2,857
                                                                          -----------                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain (loss) from security transactions ........................     (884,753)                     (151,074)
Realized gain from equity swaps and futures contracts ..................           --                            --
Realized loss from options .............................................           --                            --
Realized gain (loss) from foreign currency transactions ................      (42,486)                       (2,912)
Change in unrealized appreciation (depreciation) of foreign currency
  transactions and forward foreign currency contracts ..................      607,769                            10
Change in unrealized appreciation (depreciation) of investments,
  futures, swaps and options ...........................................      (55,040)                      234,370
                                                                          -----------                   -----------
Net gain (loss) on investments and foreign currency transactions .......     (374,510)                       80,394
                                                                          -----------                   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........    $(515,600)                    $  83,251
                                                                          ===========                   ===========

                        See Notes to Financial Statements


GLOBAL HARD ASSETS                 GLOBAL               INTERNATIONAL INVESTORS          U.S. GOVERNMENT
       FUND                     LEADERS FUND                   GOLD FUND                   MONEY FUND
------------------              ------------            -----------------------          ---------------

   $   217,165                  $   152,013                  $ 1,223,140                      $     --
         7,950                        5,572                      600,103                     1,544,114
        (7,746)                     (10,667)                     (30,880)                           --
   -----------                  -----------                 ------------                   -----------
       217,369                      146,918                    1,792,363                     1,544,114
   -----------                  -----------                 ------------                   -----------

        93,063                       90,359                      447,167                       161,855
        29,220                       50,350                      149,056                        80,928
        15,301                       19,780                           --                            --
        15,854                           --                           --                            --
         7,931                       38,749                      241,610                        28,642
        57,961                       43,708                      353,000                        26,588
         9,000                       12,637                       11,721                         3,538
        17,690                        6,814                        7,281                         5,693
         8,320                       14,048                       21,675                        21,177
         4,863                        3,385                       60,870                            --
         4,038                        9,343                       28,121                        37,200
         5,479                        2,019                       24,907                        12,058
         2,978                        4,114                       27,331                         6,719
   -----------                  -----------                 ------------                   -----------
       271,698                      295,306                    1,372,739                       384,398
       (23,606)                     (41,073)                         --                             --
   -----------                  -----------                 ------------                   -----------
       248,092                      254,233                    1,372,739                       384,398
   -----------                  -----------                 ------------                   -----------
       (30,721)                    (107,315)                     419,624                     1,159,716
   -----------                  -----------                 ------------                   -----------

     1,114,474                   (1,508,189)                   1,651,528                        (6,465)
        36,000                           --                           --                            --
            --                           --                      (22,380)                           --
       (14,211)                      34,893                           --                            --

         1,246                      (13,505)                       1,551                            --

      (349,580)                  (3,365,831)                  18,235,801                            --
   -----------                  -----------                 ------------                   -----------
       787,929                   (4,867,725)                  19,866,500                        (6,466)
   -----------                  -----------                 ------------                   -----------
   $   757,208                  $(4,959,947)                 $20,286,124                    $1,153,251
   ===========                  ===========                 ============                   ===========

                        See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                      ASIA DYNASTY                      EMERGING MARKETS
                                                                          FUND                            VISION FUND
                                                          ----------------------------------   -----------------------------------
                                                                                                                   FOR THE PERIOD
                                                           SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED   APRIL 7, 2000 TO
                                                            JUNE 30, 2001       DECEMBER 31,     JUNE 30, 2001      DECEMBER 31,
                                                             (UNAUDITED)           2000           (UNAUDITED)          2000+
                                                          -----------------  ---------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss) .........................  $      (141,090)   $      (574,947)   $         2,857    $        (1,097)
  Realized gain (loss) from security transactions ......         (884,753)          (841,906)          (151,074)          (123,972)
  Realized gain from equity swaps and futures contracts                --            165,154                 --                 --
  Realized gain (loss) from options ....................               --                 --                 --                 --
  Realized gain (loss) from foreign currency
    transactions .......................................          (42,486)           (48,047)            (2,912)            (1,408)
  Realized loss from short sales .......................               --                 --                 --                 --
  Change in unrealized appreciation (depreciation) of
    foreign currencies and forward foreign currency
      contracts ........................................          607,769             (1,181)                10                (11)
  Change in unrealized appreciation (depreciation) of
    investments, futures, swaps and options ............          (55,040)       (18,914,577)           234,370           (356,037)
                                                          ---------------    ---------------    ---------------    ---------------
  Increase (decrease) in net assets resulting from
    operations .........................................         (515,600)       (20,215,504)            83,251           (482,525)
                                                          ---------------    ---------------    ---------------    ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A Shares++ ...................................               --                 --                 --                 --
    Class B Shares .....................................               --                 --                 --                 --
    Class C Shares .....................................               --                 --                 --                 --
  Realized gain:
    Class A Shares++ ...................................               --         (1,271,933)                --                 --
    Class B Shares .....................................               --           (607,729)                --                 --
    Class C Shares .....................................               --                 --                 --                 --
  Tax return of capital:
    Class A Shares++ ...................................               --                 --                 --                 --
    Class B Shares .....................................               --                 --                 --                 --
    Class C Shares .....................................               --                 --                 --                 --
                                                          ---------------    ---------------    ---------------    ---------------
  Total dividends and distributions ....................               --         (1,879,662)                --                 --
                                                          ---------------    ---------------    ---------------    ---------------
CAPITAL SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sales of shares:
    Class A Shares++ ...................................       47,136,409         57,343,775             39,296          1,437,259
    Class B Shares .....................................          413,246          3,433,213             47,797             78,272
    Class C Shares .....................................               --                 --                 --                 --
                                                          ---------------    ---------------    ---------------    ---------------
                                                               47,549,655         60,776,988             87,093          1,515,531
                                                          ---------------    ---------------    ---------------    ---------------
  Reinvestment of dividends:
    Class A Shares++ ...................................               --          1,008,584                 --                 --
    Class B Shares .....................................               --            383,469                 --                 --
    Class C Shares .....................................               --                 --                 --                 --
                                                          ---------------    ---------------    ---------------    ---------------
                                                                       --            1,392,053               --                 --
                                                          ---------------    ---------------    ---------------    ---------------
  Cost of shares reacquired:
    Class A Shares++ ...................................      (47,730,309)       (60,414,651)          (179,570)          (225,232)
    Class B Shares .....................................       (1,124,482)        (2,595,010)          (105,102)                --
    Class C Shares .....................................               --                 --                 --                 --
                                                          ---------------    ---------------    ---------------    ---------------
                                                              (48,854,791)       (63,009,661)          (284,672)          (225,232)
                                                          ---------------    ---------------    ---------------    ---------------
  Increase (decrease) in net assets resulting from
    capital share transactions .........................       (1,305,136)          (840,620)          (197,579)         1,290,299
                                                          ---------------    ---------------    ---------------    ---------------
  Total increase (decrease) in net assets ..............       (1,820,736)       (22,935,786)          (114,328)           807,774
NET ASSETS:
  Beginning of period ..................................       20,468,417         43,404,203            807,774                 --
                                                          ---------------    ---------------    ---------------    ---------------
  End of period ........................................       18,647,681         20,468,417            693,446            807,774
                                                          ===============    ===============    ===============    ===============
  Accumulated net investment income (loss) .............  $      (208,944)   $       (25,368)   $         1,675    $         1,730
                                                          ===============    ===============    ===============    ===============

------------------
+  Commencement of operations.
++ The U.S. Government Money Fund does not have a designated class of shares.

                        See Notes to Financial Statements


     GLOBAL HARD ASSETS                GLOBAL LEADERS           INTERNATIONAL INVESTORS GOLD           U.S. GOVERNMENT MONEY
            FUND                            FUND                            FUND                                FUND
-----------------------------   ---------------------------   ---------------------------------   ---------------------------------
      SIX                             SIX                           SIX                                 SIX
 MONTHS ENDED     YEAR ENDED     MONTHS ENDED    YEAR ENDED    MONTHS ENDED       YEAR ENDED       MONTHS ENDED        YEAR ENDED
 JUNE 30, 2001   DECEMBER 31,   JUNE 30, 2001   DECEMBER 31,   JUNE 30, 2001      DECEMBER 31,     JUNE 30, 2001       DECEMBER 31,
 (UNAUDITED)          2000       (UNAUDITED)       2000         (UNAUDITED)          2000           (UNAUDITED)           2000
--------------   ------------   ------------   ------------   ---------------   ---------------   ---------------   ---------------


$      (30,721)  $     56,963   $   (107,315)  $   (512,717)  $       419,624   $       112,259   $     1,159,716   $     4,156,884
     1,114,474         83,148     (1,508,189)     3,748,774         1,651,528        (8,976,480)           (6,465)          (44,197)
        36,000         27,860             --             --                --                --                --                --
            --        176,222             --             --                --                --                --                --

       (14,211)       (35,714)        34,893        (13,730)          (22,380)       (2,807,750)               --                --
            --             --             --             --                --          (159,362)               --                --


         1,246         (1,308)       (13,505)         9,414             1,551            (2,047)               --                --

      (349,580)     1,178,291     (3,365,831)   (11,660,680)       18,235,801       (24,736,116)               --                --
--------------   ------------   ------------   ------------   ---------------   ---------------   ---------------   ---------------

       757,208      1,485,462     (4,957,947)    (8,428,939)       20,286,124       (36,569,496)        1,153,251         4,112,687
--------------   ------------   ------------   ------------   ---------------   ---------------   ---------------   ---------------


            --             --           (628)          (830)         (201,981)               --        (1,159,717)       (4,156,884)
            --             --             --             --                --                --                --                --
            --             --             --             --                --                --                --                --

            --             --             --     (4,454,489)               --                --                --                --
            --             --             --       (155,002)               --                --                --                --
            --             --             --             --                --                --                --                --

            --             --             --             --                --          (249,898)               --                --
            --             --             --             --                --                --                --                --
            --             --             --             --                --                --                --                --
--------------   ------------   ------------   ------------   ---------------   ---------------   ---------------   ---------------
            --             --           (628)    (4,610,321)         (201,981)         (249,898)       (1,159,717)       (4,156,884)
--------------   ------------   ------------   ------------   ---------------   ---------------   ---------------   ---------------


    24,997,925      7,580,561        525,277      7,162,334     1,609,017,585             4,189     1,676,313,897     4,214,700,071
        69,515        158,574         66,655      1,257,844                --                --                --                --
        33,361        167,466             --             --                --                --                --                --
--------------   ------------   ------------   ------------   ---------------   ---------------   ---------------   ---------------
    25,100,801      7,906,601        591,932      8,420,178     1,609,017,585             4,189     1,676,313,897     4,214,700,071
--------------   ------------   ------------   ------------   ---------------   ---------------   ---------------   ---------------

            --             --             --      3,410,538                --           205,090          (142.359)        2,154,281
            --             --             --        623,319                --                --                --                --
            --             --             --             --                --                --                --                --
--------------   ------------   ------------   ------------   ---------------   ---------------   ---------------   ---------------
            --             --             --      4,033,857                --           205,090          (142,359)        2,154,281
--------------   ------------   ------------   ------------   ---------------   ---------------   ---------------   ---------------

    (2,622,413)   (12,733,686)    (2,822,769)    (8,797,970)   (1,636,512,067)   (4,205,373,419)   (1,707,691,552)   (4,240,456,825)
      (535,259)    (2,038,028)      (681,820)    (1,297,713)               --                --                --                --
      (281,697)      (913,129)            --             --                --                --                --                --
--------------   ------------   ------------   ------------   ---------------   ---------------   ---------------   ---------------
    (3,439,369)   (15,684,843)    (3,504,589)   (10,095,683)   (1,636,512,067)   (4,205,373,419)   (1,707,691,552)   (4,240,456,825)
--------------   ------------   ------------   ------------   ---------------   ---------------   ---------------   ---------------

    21,661,432     (7,778,242)    (2,912,657)     2,358,352       (27,494,482)      (15,712,978)      (31,520,014)      (23,602,473)
--------------   ------------   ------------   ------------   ---------------   ---------------   ---------------   ---------------
    22,418,640     (6,292,780)    (7,873,232)   (10,680,908)       (7,410,339)      (52,532,372)      (31,526,480)      (23,646,670)

    19,715,965     26,008,745     28,831,174     39,512,082       116,512,617       169,044,989        73,796,539        97,443,209
--------------   ------------   ------------   ------------   ---------------   ---------------   ---------------   ---------------
    42,134,605     19,715,965     20,957,942     28,831,174       109,102,278       116,512,617        42,270,059        73,796,539
==============   ============   ============   ============   ===============   ===============   ===============   ===============
$      (43,467)  $      1,465   $   (202,861)  $   (129,811)  $       162,447   $       (32,816)  $            --   $            --
==============   ============   ============   ============   ===============   ===============   ===============   ===============

                        See Notes to Financial Statements

ASIA DYNASTY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                                      CLASS A
                                        ------------------------------------------------------------------------------------------
                                        SIX MONTHS ENDED                                 YEAR ENDED DECEMBER 31,
                                         JUNE 30, 2001      ----------------------------------------------------------------------
                                          (UNAUDITED)          2000             1999           1998            1997        1996
                                          -----------       ----------       ----------     ----------     ----------   ----------
Net Asset Value, Beginning of Period ...    $  6.97          $ 14.60          $  7.80        $  7.82        $ 13.21      $ 12.40
                                            -------          -------          -------        -------        -------      -------
Income from Investment Operations:
Net Investment Loss ....................      (0.05)           (0.18)           (0.11)(c)      (0.01)         (0.28)       (0.20)
Net Gain (Loss) on Investments
(both Realized and Unrealized) .........      (0.38)           (6.77)            9.35          (0.01)         (3.82)        1.01
                                            -------          -------          -------        -------        -------      -------
Total from Investment Operations .......      (0.43)           (6.95)            9.24          (0.02)         (4.10)        0.81
                                            -------          -------          -------        -------        -------      -------
Less Distributions:
Distributions from Capital Gains .......         --            (0.68)           (2.44)            --          (1.15)          --
Tax Return of Capital ..................         --               --               --             --          (0.14)          --
                                            -------          -------          -------        -------        -------      -------
Total Distributions ....................         --            (0.68)           (2.44)            --          (1.29)          --
                                            -------          -------          -------        -------        -------      -------
Net Asset Value, End of Period .........    $  6.54          $  6.97          $ 14.60        $  7.80        $  7.82      $ 13.21
                                            =======          =======          =======        =======        =======      =======
Total Return (a) .......................      (6.17)%         (47.60)%         118.46%         (0.26)%       (32.10)%       6.53%

----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA

Net Assets, End of Period (000) ........    $13,335          $14,062          $31,385        $10,685        $12,873      $44,351
Ratio of Gross Expenses to Average
  Net Assets ...........................       3.23%(f)         2.63%            2.82%          3.13%          2.38%        2.42%

Ratio of Net Expenses to Average
  Net Assets ...........................       3.19%(d)(f)      2.50%(b)(d)      2.82%          2.43%(b)       2.38%        2.42%
Ratio of Net Investment Loss to Average
  Net Assets ...........................      (1.25)%(f)       (1.49)%(e)       (1.03)%(e)     (0.09)%        (0.76)%      (0.73)%
Portfolio Turnover Rate ................      51.45%          113.88%          172.18%        121.96%        200.45%       52.99%

                                    CLASS B
----------------------------------------------------------------------------------
SIX MONTHS ENDED                        YEAR ENDED DECEMBER 31,
 JUNE 30, 2001     ---------------------------------------------------------------
  (UNAUDITED)         2000            1999         1998         1997       1996
  -----------      ---------       ----------   ---------    ---------  ----------
    $ 6.55          $ 13.90        $  7.54      $  7.63       $ 13.08     $ 12.33
    ------          -------        -------      -------       -------     -------

     (0.06)           (0.23)         (0.24)(c)    (0.07)        (0.30)      (0.24)

     (0.35)           (6.44)          9.04        (0.02)        (3.86)       0.99
    ------          -------        -------      -------       -------     -------
     (0.41)           (6.67)          8.80        (0.09)        (4.16)       0.75
    ------          -------        -------      -------       -------     -------

        --            (0.68)        (2.44)           --         (1.15)         --
        --               --             --           --         (0.14)         --
    ------          -------        -------      -------       -------     -------
        --            (0.68)         (2.44)          --         (1.29)         --
    ------          -------        -------      -------       -------     -------
    $ 6.14          $  6.55        $ 13.90      $  7.54       $  7.63     $ 13.08
    ======          =======        =======      =======       =======     =======
     (6.26)%         (47.99)%       116.71%       (1.18)%      (32.87)%      6.08%

---------------------------------------------------------------------------------



    $5,312          $ 6,406        $12,019      $ 4,942       $ 6,914     $20,296

      3.52%(f)         3.31%          3.89%        3.83%         3.00%       2.86%


      3.40%(d)(f)      3.18%(b)(d)    3.89%        3.14%(b)      3.00%       2.86%

     (1.57)%(f)       (2.15)%(e)    (2.21)%(e)    (0.79)%       (1.36)%     (1.14)%
     51.45%          113.88%        172.18%      121.96%       200.45%      52.99%

---------------

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return.
(b) After expenses reduced by a custodian fee arrangement and/or directed brokerage arrangement.
(c) Based on average shares outstanding.
(d) Net of interest expense.
(e) For the years ended 2000 and 1999, the net effect of the reductions due to a custodian fee arrangement and/or directed brokerage arrangement for both years, for Class A and Class B, are 0.00% and 0.00%, respectively.
(f) Annualized.

                        See Notes to Financial Statements

EMERGING MARKETS VISION FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period:

                                                       CLASS A
                                         ---------------------------------------
                                             SIX MONTHS
                                                ENDED       APRIL 7,  2000(A) TO
                                            JUNE 30, 2001       DECEMBER 31,
                                             (UNAUDITED)            2000
                                         ----------------   --------------------

Net Asset Value, Beginning of Period .......  $6.24               $10.00
                                              -----               ------
Income from Investment Operations:
Net Investment Income (Loss) ...............   0.68                (0.01)
Net Gain (Loss) on Investments
(both Realized and Unrealized) .............     --                (3.75)
                                              -----               ------
Total from Investment Operations ...........   0.68                (3.76)
                                              =====               ======
Net Asset Value, End of Period .............  $6.92                $6.24
                                              =====               ======
Total Return (b) ...........................  10.90%              (37.60)%

--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ............   $693                 $756
Ratio of Gross Expenses to Average
  Net Assets ...............................  15.97%(d)            10.11%(d)
Ratio of Net Expenses to Average
  Net Assets (c) ...........................   2.00%(d)             2.00%(d)
Net Effect of Advisory Fee Waiver to
  Average Net Assets .......................                        8.11%(d)
Ratio of Net Investment Income (Loss) to
Average Net Assets .........................   0.74%(d)            (0.10)%(d)
Portfolio Turnover Rate ....................  71.45%               74.01%

---------------
(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.
(c) After expenses reduced by an Advisory fee waiver arrangement.
(d) Annualized.


                        See Notes to Financial Statements

GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:


                                                                                        CLASS A
                                               -----------------------------------------------------------------------------------

                                              SIX MONTHS
                                                ENDED                                   YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2001        -----------------------------------------------------------------
                                             (UNAUDITED)           2000            1999           1998         1997         1996
                                               -------           -------         -------         -------      -------      -------
Net Asset Value,
  Beginning of Period ....................      $13.08            $12.01          $10.34          $15.50       $14.42       $10.68
                                               -------           -------         -------         -------      -------      -------
Income from Investment
  Operations:
  Net Investment Income (Loss)                      --              0.08            0.07            0.10         0.05         0.15
  Net Gain (Loss)
    on Investments (both
    Realized and Unrealized) .............       (0.53)             0.99            1.65           (5.09)        2.01         4.70
                                               -------           -------         -------         -------      -------      -------

Total from Investment Operations .........       (0.53)             1.07            1.72           (4.99)        2.06         4.85
                                               -------           -------         -------         -------      -------      -------
Less Dividends and Distributions:
  Dividends from
    Net Investment Income ................          --                --           (0.01)          (0.15)       (0.02)       (0.14)
  Net Distributions from
    Capital Gains ........................          --                --              --           (0.02)       (0.96)       (0.95)
  Tax Return of Capital ..................          --                --           (0.04)             --           --        (0.02)
                                               -------           -------         -------         -------      -------      -------
Total Dividends and Distributions                   --                --           (0.05)          (0.17)       (0.98)       (1.11)
                                               -------           -------         -------         -------      -------      -------
Net Asset Value, End of Period                  $12.55            $13.08          $12.01          $10.34       $15.50       $14.42
                                               =======           =======         =======         =======      =======      =======
Total Return (b) .........................       (4.05)%            8.91%          16.64%         (32.25)%      14.29%       45.61%
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)                $36,966           $13,581         $17,757         $22,969      $61,341      $27,226
Ratio of Gross Expenses to
  Average Net Assets .....................        2.78%(f)          2.52%           2.89            2.11%        2.00%        2.63%
Ratio of Net Expenses to
  Average Net Assets (net of
  interest expense)(c) ...................        2.41%(f)          2.00%           2.00%           2.00%        1.97%        0.72%
Ratio of Net Investment Income
  (Loss) to Average Net Assets                   (0.08)%(f)         0.49%(e)        0.49%(e)        0.58%        0.36%        1.45%
Portfolio Turnover Rate ..................       48.23%            91.27%         195.00%         167.79%      118.10%      163.91%


                                 CLASS B                                                         CLASS C
  ----------------------------------------------------------------    -=-----------------------------------------------------------
                                                          FOR THE
 SIX MONTHS                                                PERIOD     SIX MONTHS
   ENDED                                                  APRIL 24,     ENDED
  JUNE 30,              YEAR ENDED DECEMBER 31,          1996(A) TO    JUNE 30,                    YEAR ENDED DECEMBER 31,
    2001      ----------------------------------------- DECEMBER 31,     2001     -------------------------------------------------
(UNAUDITED)     2000        1999       1998       1997      1996     (UNAUDITED)   2000        1999        1998      1997     1996
  -------     -------      ------      ------   -------   -------     -------     ------      ------      ------   -------  -------

   $12.98      $12.00      $10.37      $15.60    $14.50    $12.55      $13.01     $12.04      $10.40      $15.64    $14.52   $10.76
  -------     -------      ------      ------   -------   -------     -------     ------      ------      ------   -------  -------


    (0.07)      (0.02)      (0.03)       0.01     (0.01)     0.11       (0.05)     (0.02)      (0.03)       0.01     (0.01)    0.11


    (0.48)       1.00        1.66       (5.08)     2.00      2.95       (0.49)      0.99        1.67       (5.09)     2.00     4.73
  -------     -------      ------      ------   -------   -------     -------     ------      ------      ------   -------  -------

    (0.55)       0.98        1.63       (5.07)     1.99      3.06       (0.54)      0.97        1.64       (5.08)     1.99     4.84
  -------     -------      ------      ------   -------   -------     -------     ------      ------      ------   -------  -------


       --          --          --       (0.14)       --     (0.14)         --         --          --       (0.14)       --    (0.11)

       --          --          --       (0.02)    (0.89)    (0.95)         --         --          --       (0.02)    (0.87)   (0.95)
       --          --          --          --        --     (0.02)         --         --          --          --        --    (0.02)
  -------     -------      ------      ------   -------   -------     -------     ------      ------      ------   -------  -------
       --          --          --       (0.16)    (0.89)    (1.11)         --         --          --       (0.16)    (0.87)   (1.08)
  -------     -------      ------      ------   -------   -------     -------     ------      ------      ------   -------  -------
   $12.43      $12.98      $12.00      $10.37    $15.60    $14.50      $12.47     $13.01      $12.04      $10.40    $15.64   $14.52
  =======     =======      ======      ======   =======   =======     =======     ======      ======      ======   =======  =======
    (4.24)%      8.17%      15.72%     (32.55)%   13.72%    24.55%      (4.15)%     8.06%      15.77%     (32.53)%   13.71%   45.18%
------------------------------------------------------------------------------------------------------------------------------------


   $2,827      $3,438      $5,029      $5,580   $10,541    $1,806      $2,342     $2,697      $3,223      $4,011    $8,698    $1,935

     3.43%(f)    3.35%       3.79%       2.81%     2.73%     3.27%(d)    3.04%(f)   3.82%       4.15%       3.00%     2.94%    6.02%


     3.16%(f)    2.75%       2.71%       2.50%     2.50%     1.64%(d)    3.16%(f)   2.75%       2.71%       2.50%     2.50%    1.31%

    (1.00)%(f)  (0.23)%(e)  (0.23)%(e)   0.12%    (0.13)%    0.53%(d)   (0.83)%(f) (0.23)%(e)  (0.22)%(e)   0.11%    (0.15)%   0.84%
    48.23%      91.27%     195.00%     167.79%   118.10%   163.91%      48.23%     91.27%     195.00%     167.79%   118.10%  163.91%

----------

(a)  Commencement of offering.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.

(c) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement.

(d)  Annualized.

(e) For the years ended 2000 and 1999, the net effect of reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement, for both years, for Class A are 0.43% and 0.84%, respectively; Class B 0.51% and 1.03%, respectively; and Class C 0.98% and 1.39%, respectively.

(f)  Annualized.

                        See Notes to Financial Statements

GLOBAL LEADERS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                                        CLASS A
                                                 -----------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                       YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 2001      ---------------------------------------------------------
                                                   (UNAUDITED)         2000         1999       1998         1997         1996
                                                     -------         -------      -------    -------      -------      -------
Net Asset Value, Beginning of Period ..............    $8.98          $13.49       $10.78     $10.38       $10.37       $10.31
                                                     -------         -------      -------    -------      -------      -------
Income from Investment Operations:
  Net Investment Income (loss) ....................    (0.05)          (0.16)       (0.06)      0.02         0.10         0.12
  Net Gain on Investments
    (both Realized and Unrealized) ................    (1.53)          (2.73)        3.59       2.07         1.43         1.15
                                                     -------         -------      -------    -------      -------      -------
Total from Investment Operations ..................    (1.58)          (2.89)        3.53       2.09         1.53         1.27
                                                     -------         -------      -------    -------      -------      -------
Less Dividends and Distributions:
  Dividends from Net Investment Income ............       --              --           --         --        (0.08)(d)    (0.11)
Distribution from Capital Gains ...................       --           (1.62)       (0.82)     (1.61)       (1.43)       (1.10)
Tax Return of Capital .............................       --              --           --      (0.08)       (0.01)          --
                                                     -------         -------      -------    -------      -------      -------
Total Dividends and Distributions .................       --           (1.62)       (0.82)     (1.69)       (1.52)       (1.21)
                                                     -------         -------      -------    -------      -------      -------
Net Asset Value, End of Period ....................    $7.40           $8.98       $13.49     $10.78       $10.38       $10.37
                                                     =======         =======      =======    =======      =======      =======
Total Return (a) ..................................   (17.59)%        (21.88)%      32.83%     20.65%       14.77%       12.28%

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ...................  $17,541         $23,990      $33,070    $27,461      $24,630      $29,331
Ratio of Gross Expenses to Average Net Assets .....     2.34%(f)        2.15%        2.20%      2.32%        2.45%        2.54%
Ratio of Net Expenses to Average Net Assets (b) ...     2.00%(d)(f)     2.00%(d)     2.00       2.00%(c)     2.00%(c)     2.17%(c)
Ratio of Net Investment Income (Loss)
  to Average Net Assets ...........................    (0.83)%(f)      (1.35)%(e)   (0.48)%     0.85%        0.85%        1.05%
Portfolio Turnover Rate ...........................    28.91%          97.61%       86.14%     87.79%       78.07%      114.30%

                                     CLASS B
----------------------------------------------------------------------------------
SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
 JUNE 30, 2001      --------------------------------------------------------------
  (UNAUDITED)         2000         1999            1998         1997         1996
    -------         -------      ---------       -------      -------      -------
      $8.78          $13.31         $10.67        $10.31       $10.32       $10.28
    -------         -------      ---------       -------      -------      -------

      (0.02)          (0.19)         (0.12)           --         0.04         0.06

      (1.54)          (2.72)          3.56          2.02         1.43         1.14
    -------         -------      ---------       -------      -------      -------
      (1.56)          (2.91)          3.44          2.02         1.47         1.20
    -------         -------      ---------       -------      -------      -------

         --              --             --            --        (0.03)(d)    (0.06)
         --           (1.62)         (0.80)        (1.61)       (1.45)       (1.10)
         --              --             --         (0.05)          --           --
    -------         -------      ---------       -------      -------      -------
         --           (1.62)         (0.80)        (1.66)       (1.48)       (1.16)
    -------         -------      ---------       -------      -------      -------
      $7.22           $8.78         $13.31        $10.67       $10.31       $10.32
    =======         =======      =========       =======      =======      =======
     (17.77)%        (22.33)%        32.27%        20.07%       14.26%       11.49%

  --------------------------------------------------------------------------------

     $3,417          $4,841         $6,442        $6,039       $5,055       $4,932
       3.03%(f)        3.00%          3.21%         3.25%        2.51%        3.19%
       2.50%(d)(f)     2.50%(d)       2.50%(c)      2.50%(c)     2.50%(c)     2.71%(c)

      (1.31)%(f)      (1.86)%(e)     (0.94)%        0.36%        0.36%        0.51%
      28.91%          97.61%         86.14%        87.79%       78.07%      114.30%

----------

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return.

(b) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement.

(c) Net of foreign taxes withheld (to be included in income claimed as a tax credit on deduction by shareholder for federal income tax purposes) of $0.01 in 1997.

(d)  Net of interest expense.

(e) For the years ended 2000 and 1999, the net effect of the reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement for both years for Class A are 0.12% and 0.20%, respectively and for Class B are 0.47% and 0.71%, respectively.

(f)  Annualized.

                        See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                                              CLASS A
                                                               -------------------------------------------------------------------
                                          SIX MONTHS ENDED                            YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2001      -------------------------------------------------------------------
                                             (UNAUDITED)         2000             1999          1998          1997          1996
                                              --------         --------         --------      --------      --------      --------
Net Asset Value, Beginning of Period ......      $4.45            $5.73            $6.59         $7.54        $11.90        $13.35
                                              --------         --------         --------      --------      --------      --------
Income from Investment Operations:
Net Investment Income .....................       0.02             0.00(e)          0.03          0.06          0.09          0.05
Net Loss on Investments (both Realized
  and Unrealized) .........................       0.48            (1.27)           (0.84)        (0.95)        (4.36)        (1.29)
                                              --------         --------         --------      --------      --------      --------
Total from Investment Operations ..........       0.50            (1.27)           (0.81)        (0.89)        (4.27)        (1.24)
                                              --------         --------         --------      --------      --------      --------
Less Dividends and Distributions:
Dividends from Net Investment Income ......      (0.01)              --            (0.05)        (0.06)        (0.09)        (0.07)
Distributions from Capital Gains ..........         --               --               --            --            --         (0.14)
Tax Return of Capital .....................         --            (0.01)              --            --            --            --
                                              --------         --------         --------      --------      --------      --------
Total Dividends and Distributions .........      (0.01)           (0.01)           (0.05)        (0.06)        (0.09)        (0.21)
                                              --------         --------         --------      --------      --------      --------
Net Asset Value, End of Period ............      $4.94            $4.45            $5.73         $6.59         $7.54        $11.90
                                              ========         ========         ========      ========      ========      ========
Total Return (a) ..........................      11.28%          (22.18)%         (12.37)%      (11.87)%      (36.00)%       (9.37)%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ...........   $109,102         $116,513         $169,045      $238,639      $232,944      $409,331
Ratio of Gross Expenses to
  Average Net Assets ......................       2.30%(f)         2.30%            2.09%         1.78%         1.52%         1.43%
Ratio of Net Expenses to
  Average Net Assets ......................       2.20%(c)(f)      2.17%(b)(c)      2.08%(b)      1.76%(b)      1.47%(b)      1.43%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ...................       0.70%(f)         0.08%(d)         0.46%(d)      0.99%         0.90%         0.36%
Portfolio Turnover Rate ...................      17.81%           65.41%           94.67%        86.65%        19.99%        12.45%

----------

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return.

(b) After expenses reduced by a custodian fee or directed brokerage arrangement.

(c)  Net of interest expense.

(d) For the years ended 2000 and 1999, the net effect of the reductions due to a custodian fee or directed brokerage arrangement for both years are 0.02% and 0.01%, respectively.

(e)  Amount represents less than $0.01 per share.

(f)  Annualized.

                        See Notes to Financial Statements

U.S. GOVERNMENT MONEY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                                         CLASS A
                                                       ---------------------------------------------------------------------------
                                                       SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                         JUNE 30, 2001    --------------------------------------------------------
                                                          (UNAUDITED)       2000        1999        1998        1997        1996
                                                           --------       --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period ....................     $1.00          $1.00       $1.00       $1.00       $1.00       $1.00
                                                           --------       --------    --------    --------    --------    --------
Income from Investment Operations:
Net Investment Income ...................................      0.02           0.05        0.03        0.04        0.04        0.04
Less Distributions to Shareholders:
Dividends from Net Investment Income ....................     (0.02)         (0.05)      (0.03)      (0.04)      (0.04)      (0.04)
                                                           --------       --------    --------    --------    --------    --------
Net Asset Value, End of Period ..........................     $1.00          $1.00       $1.00       $1.00       $1.00       $1.00
                                                           ========       ========    ========    ========    ========    ========
Total Return ............................................      1.00%          4.77%       3.43%       3.88%       3.77%       3.85%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) .........................   $42,270        $73,797     $97,443     $47,222     $76,650    $107,698
Ratio of Gross Expenses to Average Net Assets ...........      1.19%(a)       1.10%       1.15%       1.20%       1.28%       1.23%
Ratio of Net Investment Income to Average
  Net Assets ............................................      3.56%(a)       4.80%       3.68%       3.89%       3.91%       4.02%

----------

(a)  Annualized.

                        See Notes to Financial Statements

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940, as amended. On May 30, 2001 all of the shares of Emerging Markets Vision Fund Class B shares were redeemed. The Trust operates as a series fund currently comprised of six portfolios: Asia Dynasty Fund, Emerging Markets Vision Fund, Global Hard Assets Fund, Global Leaders Fund, International Investors Gold Fund and U.S. Government Money Fund (the "Funds"). Asia Dynasty Fund, Emerging Markets Vision Fund and U.S. Government Money Fund are classified as diversified funds under the Investment Company Act of 1940, as amended. Global Hard Assets Fund, Global Leaders Fund and International Investors Gold Fund are non-diversified funds. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations are valued at amortized cost which, with accrued interest, approximates value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points"), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Realized gains or losses and the appreciation or depreciation attributable to foreign currency fluctuations on other foreign currency denominated assets and liabilities are recorded as net realized or unrealized gains and losses from foreign currency transactions, respectively.

D. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Funds are informed of such dividends. Interest income is accrued as earned.

E.   DISTRIBUTIONS   TO   SHAREHOLDERS--Dividends   to  shareholders   from  net
     investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with accounting principles generally accepted in the United States.

     USE OF DERIVATIVE INSTRUMENTS

F. OPTION CONTRACTS--The Funds (except U.S. Government Money Fund) may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

     THE FUNDS (except U.S. Government Money Fund) may also write call or put options. As the writer of an option, the Funds receive a premium. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write only covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold by the Funds expose them during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. A put option sold by the Funds is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

G. SHORT SALES--The Global Hard Assets Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security, which it does not own, by borrowing it from a broker. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
--------------------------------------------------------------------------------

     repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions.

     Cash is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Proceeds from securities sold short are reported as liabilities and are marked to market. Gains and losses are classified as realized when short positions are closed.

H. FUTURES--The Funds (except U.S. Government Money Fund) may buy and sell financial futures contracts, which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may engage in these transactions for hedging purposes and for other purposes. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

I. STRUCTURED NOTES--The Funds may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial or commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund.

     Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At June 30, 2001, the following structured notes were outstanding:

                                                     % OF NET
                                                       VALUE         ASSETS
                                                     --------        ------
INTERNATIONAL INVESTORS GOLD FUND
Business Development Bank of Canada
Gold Linked Note @ 2.50%
due 12/14/01 .................................      $2,633,400        2.4%

HSBC Bank USA
Gold Linked Note @ 2.50%
due 8/17/01 ..................................       2,422,800        2.2

NOTE 2--MANAGEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services. The Asia Dynasty Fund and Global Leaders Fund each pay the Adviser a monthly fee at the annual rate of 0.75% of average daily net assets. The Emerging Markets Vision and Global Hard Assets Funds pay the Adviser a monthly fee at the annual rate of 1% of average daily net assets, a portion of which is paid to the Adviser for accounting and administrative services it provides to the Fund. The International Investors Gold Fund pays the Adviser a monthly fee at the annual rate of 0.75 of 1% of the first $500 million of average daily net assets of the Fund, 0.65 of 1% of the next $250 million of average daily net assets and 0.50 of 1% of average daily net assets in excess of $750 million. The U.S. Government Money Fund pays the Adviser a monthly fee at the annual rate of 0.50 of 1% of the first $500 million of average daily net assets, 0.40 of 1% of the next $250 million of average daily net assets and 0.375 of 1% of average daily net assets in excess of $750 million.

In accordance with the advisory agreement, the Funds paid Van Eck Associates Corporation for costs incurred in connection with certain administrative and operating functions. The Funds paid costs in the following amounts: $9,308 Asia Dynasty Fund, $671 Emerging Markets Vision Fund, $7,930 Global Hard Assets Fund, $8,628 Global Leaders Fund, $92,554 International Investors Gold Fund and $43 U.S. Government Money Fund.

For the six months ended to June 30, 2001, the Adviser agreed to assume expenses exceeding 2% of average daily net assets for Class A shares for the Emerging Markets Vision Fund. Expenses were reduced by $53,130 under this agreement. For period January 1, 2001 through February 28, 2001, the Adviser agreed to assume expenses exceeding 2% of average daily net assets for Class A shares and 2.75% of average daily net assets for Class B and C shares, for the Global Hard Assets Fund. For period March 1, 2001 through June 20, 2001, the Adviser agreed to assume expenses exceeding 2.25% of average daily net assets for Class A shares and 3.00% of average daily net assets for Class B and C shares, for the Global Hard Assets Fund. Expenses were reduced by $23,606 under this agreement. For the period ended June 30, 2001, the Adviser agreed to assume expenses exceeding 2% of average daily net assets for Class A shares and 2.5% of average daily net assets for Class B shares for the Global Leaders Fund. Expenses were reduced by $41,073 under this agreement.

Van Eck Associates Corporation also performs accounting and administrative services for Asia Dynasty Fund, Global Leaders Fund and International Investors Gold Fund is paid at an annual rate of 0.25 of 1% of average daily net assets (Asia Dynasty Fund and Global Leaders Fund) or at an annual rate of 0.25 of 1% of the first $750 million of International Investors Gold Fund's average daily net assets and 0.20 of 1% of average daily net assets in excess of $750 million.

The Funds have a fee arrangement based on cash balances left on deposit with the custodian, which reduces operating expenses.

For the six months ended June 30, 2001, Van Eck Securities Corporation (the "Distributor") received $38,709 in sales loads of which $6,552 was reallowed to broker dealers.

Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation. As of June 30, 2001, the Adviser owned 59.9% of the outstanding shares of beneficial interest of the Emerging Markets Vision Fund Class A shares.

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
--------------------------------------------------------------------------------

NOTE 3 -- INVESTMENTS -- For federal income tax purposes, the identified cost of investments owned at June 30, 2001 is $19,715,435, $792,700, $41,107,316,
$19,724,651 and $97,587,438 for the Asia Dynasty Fund, Emerging Markets Vision Fund, Global Hard Assets Fund, Global Leaders Fund and International Investors Gold Fund, respectively. The U.S. Government Money Fund's identified cost for federal income taxes is the same for financial reporting purposes. As of June 30, 2001, gross unrealized gains and losses were as follows:

                                                                       NET
                                          GROSS         GROSS       UNREALIZED
                                        UNREALIZED    UNREALIZED   APPRECIATION
                                       APPRECIATION  DEPRECIATION (DEPRECIATION)
                                        ----------    ----------   -----------
Asia Dynasty Fund ...................   $2,231,001    $4,413,542   $(2,182,541)
Emerging Markets Vision Fund ........       65,011       186,678      (121,667)
Global Hard Assets Fund .............    5,427,564     4,157,189     1,270,375
Global Leaders Fund .................    3,500,171     2,336,328     1,163,843
International Investors Gold Fund ...   18,687,676    12,234,702     6,452,974

At December 31, 2000 the Funds had the following capital loss carryforward available to offset future capital gains; Emerging Markets Vision Fund $8,615 expiring December 31, 2008; Global Hard Assets Fund $13,330,931, of which $9,966,738 expires December 31, 2006 and $3,364,193 expires December 31, 2007;
International Investors Gold Fund $20,348,160, of which $8,070,154 expires December 31, 2006 and $12,278,006 expires December 31, 2008; U.S. Government Money Fund $55,777, of which $9,832 expires December 31, 2007 and $45,945 expires December 31, 2008.

Purchases and sales of investment securities for the six months ended June 30, 2001, other than short-term obligations, were as follows:

                                                                       PROCEEDS
                                                     COST OF             FROM
                                                   INVESTMENT         INVESTMENT
                                                   SECURITIES         SECURITIES
                                                    PURCHASED            SOLD
                                                   -----------       -----------
Asia Dynasty Fund ............................     $10,398,548       $12,634,034
Emerging Markets Vision Fund .................         542,610           769,993
Global Hard Assets Fund ......................      30,230,791        10,241,433
Global Leaders Fund ..........................       7,008,706        10,512,897
International Investors Gold Fund ............      17,833,376        32,772,585

NOTE 4 -- 12B-1 PLANS OF DISTRIBUTION -- Pursuant to Rule 12b-1 Plans of Distribution (the "Plans") all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to Van Eck Securities Corporation (VESC), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Funds. The amount paid under the Plans in any one year is limited to 0.50% of average daily net assets (except for International Investors Gold Fund, and U.S. Government Money Fund which is 0.25%) for Class A shares and 1% of average daily net assets for Classes B and C shares (the "Annual Limitations"). For Class C shares, the Funds will pay to the selling broker at the time of sale 1% of the amount of the purchase. Such Class C 12b-1 fees will be expensed by the Funds over the course of the first twelve months from the time of purchase. Should the payments to the brokers made by the Funds exceed, on an annual basis, 1% of average daily net assets, VESC will reimburse the Funds for any excess. Class C shareholders redeeming within one year of purchase will be subject to a 1% redemption charge, which will be retained by the Funds. After the first year, the 1% 12b-1 fee will be paid to VESC which will retain a portion of the fee for distribution services and pay the remainder to brokers. Distribution expenses incurred under the Plans that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Funds within the Annual Limitation.

VESC has waived its right to reimbursement of the carried forward amounts incurred through June 30, 2001 in the event the Plans are terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate.

The accumulated amount of excess distribution expenses incurred over the Annual Limitations as of June 30, 2001, were as follows:

Asia Dynasty Fund - Class A                                           $1,377,653
Asia Dynasty Fund - Class B                                            1,520,487
Emerging Markets Vision Fund - Class A                                    19,383
Global Hard Assets Fund - Class A                                        971,194
Global Hard Assets Fund - Class B                                        126,870
Global Hard Assets Fund - Class C                                        322,740
Global Leaders Fund - Class A                                            983,196
Global Leaders Fund - Class B                                            443,924

NOTE 5 -- SHAREHOLDER TRANSACTIONS -- Shares of Beneficial Interest issued and redeemed (unlimited number of $.001 par value shares authorized):

                                                    ASIA DYNASTY FUND
                                             -----------------------------------
                                             SIX MONTHS ENDED        YEAR ENDED
                                              JUNE 30, 2001         DECEMBER 31,
                                               (UNAUDITED)               2001
                                                ----------           ----------
CLASS A
Shares sold                                      6,711,016            5,155,545
Shares reinvested                                     (105)             144,704
                                                ----------           ----------
                                                 6,710,911            5,300,249
Shares reacquired                               (6,689,752)          (5,431,962)
                                                ----------           ----------
Net increase/(decrease)                             21,159             (131,713)
                                                ==========           ==========
CLASS B
Shares sold                                         60,080              295,472
Shares reinvested                                       --               58,545
                                                ----------           ----------
                                                    60,080              354,017
Shares reacquired                                 (172,731)            (241,410)
                                                ----------           ----------
Net increase                                      (112,651)             112,607
                                                ==========           ==========

                                                 EMERGING MARKETS VISION FUND
                                              ----------------------------------
                                                                   PERIOD ENDED
                                                                  APRIL 7, 2000+
                                              SIX MONTHS ENDED          TO
                                               JUNE 30, 2001       DECEMBER 31,
                                                (UNAUDITED)            2000
                                                ----------           ----------
CLASS A
Shares sold                                          5,556              147,506
Shares reinvested                                       --                   --
                                                ----------           ----------
                                                     5,556              147,506
Shares reacquired                                  (26,551)             (26,365)
                                                ----------           ----------
Net increase                                       (20,995)             121,141
                                                ==========           ==========
CLASS B
Shares sold                                          6,796                8,409
Shares reinvested                                       --                   --
                                                ----------           ----------
                                                     6,796                8,409
Shares reacquired (Note 1)                         (15,205)                  --
                                                ----------           ----------
Net increase                                        (8,409)               8,409
                                                ==========           ==========

+ Commencement of operations.

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
--------------------------------------------------------------------------------

                                                  GLOBAL HARD ASSETS FUND
                                             -----------------------------------
                                             SIX MONTHS ENDED        YEAR ENDED
                                              JUNE 30, 2001         DECEMBER 31,
                                               (UNAUDITED)              2000
                                                ----------           ----------
CLASS A
Shares sold                                         84,828              620,561
Shares issued in connection
with an acquisition (Note 13)                    2,026,452                   --
Shares reinvested                                       --                   --
                                                ----------           ----------
                                                 2,111,280              620,561
Shares reacquired                                 (204,639)          (1,061,058)
                                                ----------           ----------
Net increase (decrease)                          1,906,641             (440,497)
                                                ==========           ==========
CLASS B
Shares sold                                          5,504               12,954
Shares reacquired                                  (42,971)            (166,939)
                                                ----------           ----------
Net decrease                                       (37,467)            (153,985)
                                                ==========           ==========
CLASS C

Shares sold                                          2,633               13,856
Shares reacquired                                  (22,121)             (74,423)
                                                ----------           ----------
Net decrease                                       (19,488)             (60,567)
                                                ==========           ==========

                                                     GLOBAL LEADERS FUND
                                             -----------------------------------
                                             SIX MONTHS ENDED        YEAR ENDED
                                              JUNE 30, 2001         DECEMBER 31,
                                               (UNAUDITED)              2000
                                                ----------           ----------
CLASS A
Shares sold                                         66,239              575,893
Shares reinvested                                       --              358,151
                                                ----------           ----------
                                                    66,239              934,044
Shares reacquired                                 (365,956)            (713,568)
                                                ----------           ----------
Net increase/(decrease)                           (299,717)             220,476
                                                ==========           ==========
CLASS B
Shares sold                                          7,999              105,358
Shares reinvested                                       --               67,133
                                                ----------           ----------
                                                     7,999              172,491
Shares reacquired                                  (85,685)            (105,469)
                                                ----------           ----------
Net increase/(decrease)                            (77,686)              67,022
                                                ==========           ==========

                                              INTERNATIONAL INVESTORS GOLD FUND
                                             -----------------------------------
                                              SIX MONTHS ENDED       YEAR ENDED
                                               JUNE 30, 2001        DECEMBER 31,
                                                (UNUDITED)              2000
                                                ----------          -----------
CLASS A
Shares sold                                    351,431,924          877,506,908
Shares reinvested                                       --               42,199
                                               -----------          -----------
                                               351,431,924          877,549,107
Shares reacquired                             (355,505,201)        (880,886,926)
                                               -----------          -----------
Net decrease                                    (4,073,277)          (3,337,819)
                                               ===========          ===========

                                                  U.S. GOVERNMENT MONEY FUND
                                              ----------------------------------
                                              SIX MONTHS ENDED      YEAR ENDED
                                               JUNE 30, 2001       DECEMBER 31,
                                                (UNAUDITED)            2000
                                              --------------     --------------
CLASS A
Shares sold                                    1,676,313,897      4,214,700,071
Shares reinvested                                   (142,359)         2,154,281
                                              --------------     --------------
                                               1,676,171,538      4,216,854,352
Shares reacquired                             (1,707,691,552)    (4,240,456,825)
                                              --------------     --------------
Net increase/(decrease)                          (31,520,014)       (23,602,473)
                                              ==============     ==============

NOTE 6 -- FORWARD FOREIGN CURRENCY CONTRACTS--The Funds (except U.S. Government Money Fund) may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds (except U.S. Government Money Fund) may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. At June 30, 2001, the following forward foreign currency contracts were outstanding:

                                                                    UNREALIZED
                                        CONTRACT       CURRENT     APPRECIATION
CONTRACTS                                AMOUNT         VALUE     (DEPRECIATION)
---------                               -------        -------        ----
ASIA DYNASTY FUND:
Foreign Currency Buy Contracts:
INR 4,363,000 expiring
  7/05/01                                 $92,795       $92,751       $(44)
                                                                     =====
GLOBAL LEADER FUND:
Foreign Currency Sale Contracts:
GBP 56,523 expiring                       $80,007       $79,895       $112
  6/29/01-7/02/01
JPY 12,906,136 expiring
  7/03/01                                 103,776       103,914       (138)
Foreign Currency Buy Contracts:
GBP 123,357 expiring
  6/29/01                                 175,117       174,365       (752)
JPY 7,219,991 expiring
  6/29/01-7/02/01                          58,126        57,915       (211)
                                                                     -----
                                                                     $(989)
                                                                     =====

INTERNATIONAL INVESTORS GOLD FUND:
Foreign Currency Sale Contracts:
   CAN 6,503 expiring                      $4,264        $4,293       $(29)
   6/29/01                                                           ======

NOTE 7 -- TRUSTEE DEFERRED COMPENSATION PLAN -- The Trust has a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Funds contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Funds have elected to show this deferred liability at fair market value for financial statement purposes. The Plan has been approved by the Internal Revenue Service. As of June 30, 2001, the total fair market value of the liability portion of the Plan is as follows:

Asia Dynasty Fund -- $11,054, Emerging Markets Vision Fund -- $156, Global Hard Assets Fund--$44,270, Global Leaders Fund--$11,410, International Investors Gold Fund -- $67,916, and U.S. Government Money Fund -- $34,067.

NOTE 8 -- RESTRICTED SECURITIES -- The following securities are restricted as to sale and deemed to be illiquid:

                                                                      PERCENT OF
                                DATE(S)                               NET ASSETS
                               ACQUIRED       COST          VALUE     AT 6/30/01
                               --------     --------      --------    ----------
ASIA DYNASTY FUND
Matrix 8848.net
  Holdings, LLC                6/14/00      $255,700      $125,000        0.7%

GLOBAL HARD ASSETS FUND
Khanty-Mansiysk
  Oil Co.                      1/31/97      $549,995      $881,475        2.1%

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
--------------------------------------------------------------------------------

NOTE 9 -- SCHEDULE OF AFFILIATED COMPANIES TRANSACTIONS -- Transactions with affiliates (as defined by the Investment Company Act of 1940) for the six months ended June 30, 2001:

                            ASIA DYNASTY FUND
                             MATRIX 8848.NET
                              HOLDINGS, LLC
                            -----------------
12/31/00 Share Balance                --
Purchases: Shares                250,000
Cost                            $255,700
Sales: Shares                         --
Cost                                  --
Realized Loss                         --
6/30/01 Share Balance            250,000
                                --------
Market Value                    $125,000
                                --------
Dividend Income                       --

NOTE 10--REPURCHASE AGREEMENTS--Collateral for repurchase agreements, the value of which must be at least 102% of the underlying debt obligation, plus accrued interest, is held by the Funds' custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Funds would become exposed to market fluctuation on the collateral.

NOTE 11--EQUITY SWAPS--The Funds (except U.S. Government Money Fund) may enter into equity swaps to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities.

The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker. The Fund has collateralized 100% of the notional amount of the swap. Such amounts are reflected in the Statement of Assets and Liabilities as Cash-initial margin. At June 30, 2001, the following swap was outstanding (stated in U.S. dollars):

UNDERLYING                NUMBER OF      NOTIONAL     TERMINATION    UNREALIZED
SECURITY                   SHARES         AMOUNT         DATE       APPRECIATION
----------                ---------      --------     -----------    ----------
GLOBAL HARD
ASSETS FUND
Gazprom
  Oil Co.                 239,200        $38,990        3/15/01        $94,938

COMMODITY SWAPS -- The Funds (except U.S. Government Money Fund) may enter into a commodity swap to gain investment exposure to the relevant spread of the commodity reference prices. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap's notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker.

NOTE 12--BANK LINE OF CREDIT--The Trust may participate with other funds managed by Van Eck in a $15 million committed credit facility (the "Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolios at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolios have agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2001, the Funds made the following borrowings:

                                             AVERAGE AMOUNT    AVERAGE INTEREST
FUND                                            BORROWED             RATE
                                               ---------             ----
Asia Dynasty Fund                               $237,699             5.88%
Global Hard Assets Fund                          173,697             5.57
Global Leaders Fund                               79,596             5.90
International Investors Gold Fund              2,210,259             5.38
U.S. Government Money Fund                         1,007             5.64

NOTE 13 -- As of the close of business on June 22, 2001, the Global Hard Assets Fund acquired all the net assets of Natural Resources Fund pursuant to a plan of reorganization approved by the Natural Resources Fund shareholders on June 8, 2001. The acquisition was accomplished by a tax-free exchange of 2,026,452 shares of Global Hard Assets Fund--Class A Shares (valued at $23,911,334) for the 9,602,945 shares of Natural Resources Fund's net assets at that date, $23,447,272, including $1,422,570 of unrealized appreciation, were combined with those of the Global Hard Assets Fund. The aggregate net assets of Global Hard Assets Fund and Natural Resources Fund before the acquisition were $16,791,047 and $25,334,135, respectively.

NOTE 14 -- On April 24, 2001 at a regular meeting of Board of Trustees of the Van Eck Funds, the Trustees approved a new advisory agreement for the Emerging Markets Vision Fund and a change in its fundamental investment objectives and policies. The new advisory agreement dated August 1, 2001 names Troika Dialog Asset Management Ltd. as the Funds Advisor. Additionally, the trustees have approved the change of the Fund's name to Troika Dialog Fund, effective August 1, 2001.

                                       50
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


This report must be accompanied or preceded by a Van Eck Funds Prospectus, which includes more complete information such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before you invest.

[VAN ECK GLOBAL LOGO]

    Investment Adviser:   Van Eck Associates Corporation
           Distributor:   Van Eck Securities Corporation
                          99 Park Avenue, New York, NY 10016
                          www.vaneck.com
    Account Assistance:   (800) 544-4653